AS FILED WITH THE SEC ON ____________________.          REGISTRATION NO. 2-80513

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-6


                         POST-EFFECTIVE AMENDMENT NO. 26


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                                   PRUCO LIFE
                           VARIABLE INSURANCE ACCOUNT
                           --------------------------
                              (Exact Name of Trust)


                          PRUCO LIFE INSURANCE COMPANY
                          ----------------------------
                               (Name of Depositor)


                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (800) 778-2255
          -------------------------------------------------------------
          (Address and telephone number of principal executive offices)


                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     ---------------------------------------
                     (Name and address of agent for service)


                                    Copy to:
                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                                   ----------


It is proposed that this filing will become effective (check appropriate space):

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


     [X]  on May 1, 1999 pursuant to paragraph (b) of Rule 485
             -----------
               (date)


     [ ]  60 days after filing pursuant to paragraph (a) of Rule 485

     [ ]  on             pursuant to paragraph (a) of Rule 485
             ----------
               (date)

================================================================================

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)

    N-8B-2 ITEM NUMBER                       LOCATION
----------------------                       --------
         1.                Cover Page

         2.                Cover Page

         3.                Not Applicable

         4.                Sale of the Contract and Sales Commissions

         5.                Pruco Life Variable Insurance Account

         6.                Pruco Life Variable Insurance Account

         7.                Not Applicable

         8.                Not Applicable

         9.                Litigation

         10.               Brief Description of the Contract;
                           Short-Term Cancellation Right, or "Free
                           Look"; Premiums; Premium Adjustment;
                           Allocation of Premiums; Transfers; Charges and Expenses; How a Contract's Death Benefit Will Vary; How a Contract's Cash Value Will Vary; Withdrawal of a Portion of a Contract's Net Cash Value; Surrender of a Contract for its Net Cash Value; When Proceeds are Paid; Right to Exchange a Contract for a Fixed-Benefit Whole-Life Policy; Lapse and Reinstatement; Options on Lapse; Riders; Other General Contract Provisions; Voting Rights; Substitution of Series Fund Shares

         11. Brief Description of the Contract; Pruco Life Variable Insurance Account

         12.               Cover Page; Brief Description of the
                           Contract; The Prudential Series Fund, Inc.;
                           Sale of the Contract and Sales Commissions

         13.               Brief Description of the Contract; The
                           Prudential Series Fund, Inc.; Charges and
                           Expenses; Sale of the Contract and Sales
                           Commissions

         14.               Brief Description of the Contract;
                           Requirements for Issuance of a Contract

         15.               Brief Description of the Contract;
                           Allocation of Premiums; Transfers

         16. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

         17.               When Proceeds are Paid

         18.               Pruco Life Variable Insurance Account

         19.               Reports to Contract Owners

         20.               Not Applicable

    N-8B-2 ITEM NUMBER                       LOCATION
    ------------------                       --------
       21.               Contract Loans

       22.               Not Applicable

       23.               Not Applicable

       24.               Other General Contract Provisions

       25.               Pruco Life Insurance Company

       26.               Brief Description of the Contract; The
                         Prudential Series Fund, Inc.; Charges and
                         Expenses

       27.               Pruco Life Insurance Company; The Prudential
                         Series Fund, Inc.

       28.               Pruco Life Insurance Company; Directors and
                         Officers

       29.               Pruco Life Insurance Company

       30.               Not Applicable

       31.               Not Applicable

       32.               Not Applicable

       33.               Not Applicable

       34.               Not Applicable

       35.               Pruco Life Insurance Company

       36.               Not Applicable

       37.               Not Applicable

       38.               Sale of the Contract and Sales Commissions

       39.               Sale of the Contract and Sales Commissions

       40.               Not Applicable

       41.               Sale of the Contract and Sales Commissions

       42.               Not Applicable

       43.               Not Applicable

       44.               Brief Description of the Contract; The
                         Prudential Series Fund, Inc.; How a
                         Contract's Death Benefit Will Vary; How a
                         Contract's Cash Value Will Vary

       45.               Not Applicable

       46.               Brief Description of the Contract; Pruco
                         Life Variable Insurance Account; The
                         Prudential Series Fund, Inc.

       47.               Pruco Life Variable Insurance Account; The
                         Prudential Series Fund, Inc.

       48.               Not Applicable

    N-8B-2 ITEM NUMBER                       LOCATION
    ------------------                       --------

       49.               Not Applicable

       50.               Not Applicable

       51.               Not Applicable

       52.               Substitution of Series Fund Shares

       53.               Tax Treatment of Contract Benefits

       54.               Not Applicable

       55.               Not Applicable

       56.               Not Applicable

       57.               Not Applicable

       58.               Not Applicable

       59. Financial Statements: Financial Statements of Pruco Life Variable Insurance Account; Consolidated Financial Statements of Pruco Life Insurance Company and Subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                           Variable Life Insurance

                                   PROSPECTUS



                                 The Pruco Life
                           Variable Insurance Account


                                   May 1, 1999










                          PRUCO LIFE INSURANCE COMPANY

PROSPECTUS

MAY 1, 1999

PRUCO LIFE INSURANCE COMPANY
VARIABLE INSURANCE ACCOUNT

VARIABLE------------------------------------------------------------------------
LIFE INSURANCE
CONTRACTS


This prospectus describes a variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life", "us", or "we") under the name Variable Life Insurance. Pruco Life, a stock life insurance company, is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). This form of Contract provides a death benefit that varies monthly with the investment performance of the subaccounts of the Pruco Life Variable Insurance Account (the "Account"). However, investment performance cannot cause the death benefit to be less than a guaranteed minimum amount (generally the face amount specified in the Contract). The Contract also provides a cash value which generally increases with the payment of each premium and varies daily with investment performance. There is no guaranteed minimum cash value.

AS OF JANUARY 1, 1992, THESE CONTRACTS WERE NO LONGER AVAILABLE FOR SALE.

You, as the Contract owner, may choose to invest your Contract's premiums and their earnings in one or more of the following ways:

o Invest in one or more of 13 available subaccounts of the Pruco Life Variable Insurance Account, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc.:


MONEY MARKET               HIGH YIELD BOND         PRUDENTIAL JENNISON
DIVERSIFIED BOND           STOCK INDEX             SMALL CAPITALIZATION STOCK
GOVERNMENT INCOME          EQUITY INCOME           GLOBAL
CONSERVATIVE BALANCED      EQUITY                  NATURAL RESOURCES
FLEXIBLE MANAGED


o Invest in the Pruco Life Variable Contract Real Property Account (the "REAL PROPERTY ACCOUNT"), described in a prospectus attached to this one.

This prospectus describes the Contract generally and the Pruco Life Variable Insurance Account. The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the portfolios. Pruco Life may add additional investment options in the future.

You should retain this prospectus, together with the Contract for future reference.

The Securities and Exchange Commission ("SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 778-2255

                               PROSPECTUS CONTENTS



                                                                            PAGE

INTRODUCTION AND SUMMARY......................................................1
  BRIEF DESCRIPTION OF THE CONTRACT...........................................1
  INVESTMENT OPTIONS: THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS.............1
  ADDITIONAL INVESTMENT OPTION................................................2
  EFFECT OF INVESTMENT PERFORMANCE ON THE CONTRACT'S CASH VALUE...............2
  CHARGES.....................................................................2

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE VARIABLE INSURANCE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE
CONTRACT......................................................................4
  PRUCO LIFE INSURANCE COMPANY................................................4
  PRUCO LIFE VARIABLE INSURANCE ACCOUNT.......................................4
  THE PRUDENTIAL SERIES FUND, INC.............................................5
  THE PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT......................5
  WHICH INVESTMENT OPTION SHOULD BE SELECTED?.................................6

DETAILED INFORMATION FOR CONTRACT OWNERS......................................6
  REQUIREMENTS FOR ISSUANCE OF A CONTRACT.....................................6
  SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"................................6
  PREMIUMS....................................................................6
  PREMIUM ADJUSTMENT..........................................................7
  ALLOCATION OF PREMIUMS......................................................7
  CHARGES AND EXPENSES........................................................8
  TRANSFERS..................................................................10
  HOW A CONTRACT'S DEATH BENEFIT WILL VARY...................................10
  HOW A CONTRACT'S CASH VALUE WILL VARY......................................12
  SURRENDER OF A CONTRACT....................................................14
  WITHDRAWAL OF A PORTION OF A CONTRACT'S NET CASH VALUE.....................14
  WHEN PROCEEDS ARE PAID.....................................................15
  LIVING NEEDS BENEFIT.......................................................15
  ILLUSTRATIONS OF CASH VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS.....16
  CONTRACT LOANS.............................................................16
  RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT WHOLE-LIFE POLICY.........18
  SALE OF THE CONTRACT AND SALES COMMISSIONS.................................18
  TAX TREATMENT OF CONTRACT BENEFITS.........................................18
  LAPSE AND REINSTATEMENT....................................................20
  OPTIONS ON LAPSE...........................................................20
  LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS........22
  OTHER GENERAL CONTRACT PROVISIONS..........................................22
  RIDERS.....................................................................22
  VOTING RIGHTS..............................................................22
  SUBSTITUTION OF SERIES FUND SHARES.........................................23
  REPORTS TO CONTRACT OWNERS.................................................23
  STATE REGULATION...........................................................23
  EXPERTS....................................................................24
  LITIGATION.................................................................24
  YEAR 2000 COMPLIANCE.......................................................24
  ADDITIONAL INFORMATION.....................................................25
  FINANCIAL STATEMENTS.......................................................25

DIRECTORS AND OFFICERS.......................................................26

FINANCIAL STATEMENTS OF PRUCO LIFE VARIABLE INSURANCE ACCOUNT................A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY
  AND SUBSIDIARIES...........................................................B1

                            INTRODUCTION AND SUMMARY


THIS SUMMARY PROVIDES A BRIEF OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE CONTRACT. WE PROVIDE FURTHER DETAIL IN THE SUBSEQUENT SECTIONS OF THIS PROSPECTUS AND IN THE CONTRACT. THE CONTRACT, INCLUDING THE APPLICATION ATTACHED TO IT, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN YOU AND PRUCO LIFE AND YOU SHOULD RETAIN THESE DOCUMENTS.

BRIEF DESCRIPTION OF THE CONTRACT

AS OF JANUARY 1, 1992, PRUCO LIFE NO LONGER OFFERS THESE CONTRACTS FOR SALE.

As you read this prospectus you should keep in mind that this is a variable life insurance contract. Variable life insurance has significant investment aspects and requires you to make investment decisions, and therefore, it is also a "security." Securities that are offered to the public must be registered with the Securities and Exchange Commission. Because the Contract provides whole-life permanent insurance, it also serves a second important objective. It may provide an increasing cash value that can be used during your lifetime.

The Contract is first and foremost life insurance. It provides insurance protection for the entire lifetime of the insured. But the Contract also has significant and useful investment features. The Contract owner decides in which investment option[s] premium payments, less applicable charges, will be invested. The death benefit of the Contract will increase with favorable investment experience and decrease with unfavorable investment experience; however, it will never be less than the guaranteed minimum death benefit. The Contract owner will be able, from time to time, to reallocate and transfer invested amounts among the various subaccounts and the Real Property Account.

You may invest premiums in one or more of the 13 available subaccounts, or the Pruco Life Variable Contract Real Property Account. Your Contract's death benefit changes monthly, but your Contract's cash value will change every day depending upon the change in value of the particular investment options that you have selected.

INVESTMENT OPTIONS: THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

You may invest in one or more of the 13 available subaccounts of Pruco Life's Variable Insurance Account (the "Account"). Each is currently invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Prudential Insurance Company of America ("Prudential") acts as investment adviser to the Series Fund.

o MONEY MARKET PORTFOLIO - The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o DIVERSIFIED BOND PORTFOLIO - The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o GOVERNMENT INCOME PORTFOLIO - The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio invests primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government.

o CONSERVATIVE BALANCED PORTFOLIO - The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments.

o FLEXIBLE MANAGED PORTFOLIO - The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments.

o HIGH YIELD BOND PORTFOLIO - The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

o STOCK INDEX PORTFOLIO - The investment objective is investment results that correspond to the performance of publicly-traded common stocks generally. The Portfolio attempts to duplicate the price and yield performance of Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

o EQUITY INCOME PORTFOLIO - The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the S&P 500 Index or the NYSE Composite Index.

o EQUITY PORTFOLIO - The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

o PRUDENTIAL JENNISON PORTFOLIO - The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above average growth prospects.

o SMALL CAPITALIZATION STOCK PORTFOLIO - The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalization.

o GLOBAL PORTFOLIO - The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o NATURAL RESOURCES PORTFOLIO - The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

Further information about the Series Fund portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 5.

ADDITIONAL INVESTMENT OPTION

The REAL PROPERTY OPTION is regulated differently from the other 13 because it is not an investment company registered under the Investment Company Act of 1940. It invests primarily in income-producing real property and it is described in a separate prospectus attached to this one.

EFFECT OF INVESTMENT PERFORMANCE ON THE CONTRACT'S CASH VALUE

Your Contract's cash value changes every day depending upon the change in the value of the particular portfolios and the additional investment option that you have selected for the investment of your Contract's premium payments.

Although the Contract's cash value will increase if there is favorable investment performance, there is a risk that investment performance will be unfavorable and that your Contract's cash value will decrease. The risk will be different, depending upon which investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 6.

CHARGES

We deduct certain charges from each premium payment and from the amounts held in the designated investment options. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CHARGES AND EXPENSES on page 8. In brief, Pruco Life may make the following charges:

               --------------------------------------------------
                                 PREMIUM PAYMENT
               --------------------------------------------------
     ----------------------------------------------------------------------
     o  less a 2% charge for taxes attributable to premiums
     o  an annual administrative charge of up to $48
     o We charge a sales charge of up to 9% of the sum of the basic premiums to be paid in the first 20 years.
     o We charge a guaranteed minimum death benefit risk charge of not more than 1.2% of each basic premium.
     o  If the Contract includes riders, we deduct rider charges from the Contract's premiums.
     o  If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract's premiums.
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
                               NET PREMIUM AMOUNT
     o  To be invested in one or a combination of:
        o  The investment portfolios of the Series Fund
        o  The Real Property Account
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
                                 DAILY CHARGES
     o We deduct management fees and expenses from the assets of the Series Fund and, if applicable, from the Real Property Account assets. See THE PRUDENTIAL SERIES FUND, INC., page 5, and PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT, page 5.

     o We charge a mortality and expense risk charge, equivalent to an annual rate of 0.35%, from the variable investment options assets.
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
                                MONTHLY CHARGES
     o We charge a charge for anticipated mortality, with the maximum charge based on the 1980 CSO Tables.
     ----------------------------------------------------------------------

The death benefit increases or decreases monthly (but not below the guaranteed minimum amount) depending on the investment results of the subaccount[s] and/or the Real Property Account in which the Contract participates. It does not change simply because a premium is paid. The cash value also changes at a rate that depends upon the investment results, but these changes take place daily rather than monthly. Each premium payment has the effect of adding to the cash value. For more detailed information about how the death benefit and cash value change, see HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 10 and HOW A CONTRACT'S CASH VALUE WILL VARY, page 12.

You should retain a copy of your Contract. That document, together with the attached application, constitutes the entire agreement between you and Pruco Life.


THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN YOUR BEST INTEREST. IN MOST CASES, IF YOU REQUIRE ADDITIONAL COVERAGE, THE BENEFITS OF YOUR EXISTING CONTRACT CAN BE PROTECTED BY PURCHASING ADDITIONAL INSURANCE OR A SUPPLEMENTAL CONTRACT. IF YOU ARE CONSIDERING REPLACING A CONTRACT, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING CONTRACT WITH THE BENEFITS AND COSTS OF PURCHASING ANOTHER CONTRACT AND YOU SHOULD CONSULT A QUALIFIED TAX ADVISER.

THIS PROSPECTUS WAS ONLY OFFERED IN JURISDICTIONS IN WHICH THE OFFERING WAS LAWFUL. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PRUDENTIAL SERIES FUND PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AND THE PROSPECTUS FOR THE REAL PROPERTY ACCOUNT.

   GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE VARIABLE INSURANCE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE
                                    CONTRACT


PRUCO LIFE INSURANCE COMPANY


Pruco Life Insurance Company ("Pruco Life", "us", or "we") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life is a wholly-owned subsidiary of Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which hasn't been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the Company's subsidiaries, such as the Pruco Life insurance companies, would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contract owners of Prudential's subsidiaries.

As of December 31, 1998, Prudential has invested over $442 million in Pruco Life in connection with Pruco Life's organization and operation. Prudential may make additional capital contributions to Pruco Life as needed to enable it to meet its reserve requirements and expenses. Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.


PRUCO LIFE VARIABLE INSURANCE ACCOUNT


Pruco Life Variable Insurance Account (the "Account") was established on November 10, 1982 under Arizona law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.


The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life. Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.


The Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). This does not involve any supervision by the SEC of the management, investment policies, or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life. Currently, you may invest in one or a combination of 13 subaccounts within the Account, each of which invests in a single corresponding portfolio of the Series Fund. Pruco Life may add additional subaccounts in the future. The Account's financial statements begin on page A1.

THE PRUDENTIAL SERIES FUND, INC.


The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-ended, diversified management investment company which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey, was merged into the Series Fund. Prior to that date, the Account invested only in shares of the Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

Prudential is the investment adviser for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"). The Service Agreement provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary, Jennison Associates LLC ("Jennison"). Jennison furnishes investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisers under the 1940 Act.

As an investment adviser, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See CHARGES AND EXPENSES, page 8.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, RESTRICTIONS, EXPENSES, INVESTMENT RISKS, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE SERIES FUND WILL BE MET.

THE PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Pruco Life Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life. This account, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the asset value.

The Partnership has entered into an investment management agreement with Prudential. Prudential selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT, POLICIES, RESTRICTIONS, CHARGES AND EXPENSES, INVESTMENT RISKS, INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE REAL PROPERTY ACCOUNT. IT SHOULD BE READ TOGETHER WITH THIS PROSPECTUS BY ANY CONTRACT OWNER CONSIDERING THE REAL ESTATE INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE REAL PROPERTY ACCOUNT WILL BE MET.

WHICH INVESTMENT OPTION SHOULD BE SELECTED?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, or Natural Resources Portfolios may be desirable options for Contract owners who are willing to accept such volatility in their Contract values. Each of these equity portfolios involves different investment risks, policies, and programs.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Government Income or Diversified Bond Portfolios. Or, you may want even greater safety of principal and may prefer the Money Market Portfolio, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing one of the Balanced Portfolios. The Real Property Account permits diversification to your investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.

Your choice should take into account how willing you are to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life representative from time to time about choices available to you under the Contract. Pruco Life recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.


                        DETAILED INFORMATION FOR CONTRACT
                                     OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT


As of January 1, 1992, these Contracts were no longer available for sale. The minimum initial guaranteed death benefit was $25,000. The Contract generally was issued on insureds below the age of 76. Before issuing any Contract, Pruco Life required evidence of insurability which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. Pruco Life charges a higher premium if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.


SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

PREMIUMS


Premiums on the Contract are level, fixed, and payable in advance during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate Pruco Life for the additional processing costs (see CHARGES AND EXPENSES, page 8) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's initial death benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than monthly, we will notify you about three weeks before each due date, that a premium is due. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Pruco Life's consent.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.


The following table shows representative standard and preferred annual premium amounts for various face amounts:


   --------------- -------------------------- --------------------------
                          $25,000 Face              $100,000 Face
                             Amount                     Amount
                   -------------------------- --------------------------
                    Preferred     Standard     Preferred     Standard
   --------------- ------------ ------------- ------------ -------------

     Male, age 25     $270.00      $283.25      $ 990.00     $1,043.00
       at issue
   --------------- ------------ ------------- ------------ -------------

     Female, age      $333.75      $342.75      $1,245.00    $1,281.00
     35 at issue
   --------------- ------------ ------------- ------------ -------------

     Male, age 40     $449.00      $484.50      $1,706.00    $1,848.00
       at issue
   --------------- ------------ ------------- ------------ -------------


The following table compares annual and monthly premiums for insureds who are standard risks. Note that in these examples, the sum of 12 monthly premiums for a particular Contract is approximately 105% to 110% of the annual premium for that Contract.


   --------------- -------------------------- --------------------------

                          $25,000 Face              $100,000 Face
                             Amount                     Amount
                   -------------------------- --------------------------
                      Monthly      Annual       Monthly       Annual
   --------------- ------------ ------------- ------------ -------------


     Male, age 25     $26.00       $283.25       $ 92.00     $1,043.00
       at issue
   --------------- ------------ ------------- ------------ -------------


     Female, age      $31.00       $342.75       $112.00     $1,281.00
     35 at issue
   --------------- ------------ ------------- ------------ -------------

     Male, age 40     $43.25       $484.50       $161.00     $1,848.00
       at issue
   --------------- ------------ ------------- ------------ -------------



There is a grace period of 31 days for each premium. During the grace period, the Contract will continue in effect. A Contract will lapse if a premium has not been paid by the end of the grace period. Upon lapse, you will have several options. You may continue the amount of insurance coverage in effect on the due date of the unpaid premium, less any Contract debt, for a fixed period or you may continue a lesser amount of insurance for the lifetime of the insured, or you may surrender the Contract for its net cash value. See OPTIONS ON LAPSE, page 20.


PREMIUM ADJUSTMENT


If the insured dies during the grace period before the premium is paid, the portion of the unpaid premium that covers the period from the due date to the date of death will be deducted from the death benefit. If the insured dies while no premium is in default, we will increase the death benefit by the portion of the last premium that covers the period subsequent to the date of death.


ALLOCATION OF PREMIUMS


The initial premium, after we deduct applicable charges, is allocated among the subaccounts and/or the Real Property Account, according to the desired allocation specified on the application. The invested portion of all subsequent premiums are placed in the selected investment option[s] as of the end of the valuation period when due (not when received) in accordance with the allocation you previously designated. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:15 p.m. Eastern time on each day during which the New York Stock Exchange is open. Any premium payments received prior to the due date will be held in Pruco Life's general account, and the net premium will not be credited to your selected investment option until the due date. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office, or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future net premiums among the investment options. If any portion of a net premium is allocated to a particular subaccount or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33% cannot. Of course, the total allocation of all selected investment options must equal 100%.


CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the chart on page 3.

All of the charges made by Pruco Life, whether deducted from premiums or from the Contract's assets, are set forth below.

 1. If premiums are paid annually, we charge an annual administrative charge of $30 for administrative expenses, billing, collecting premiums, processing claims, paying cash values, making Contract changes, keeping records, and communicating with Contract owners. If premiums are paid more frequently, we will charge a higher charge to reflect the additional expense incurred in collecting and processing more frequent premiums. The charge will be $32 if premiums are paid semi-annually, $36 if premiums are paid quarterly, and $48 if premiums are paid monthly. During 1998, 1997, and 1996, Pruco Life received a total of approximately $3,253,223, $3,438,597, and $3,627,668, respectively, in annual administrative charges.

 2. We charge for sales expenses. This charge, often called a "sales load", compensates us for the costs of selling the Contracts, including sales commissions, advertising, and the printing and distribution of prospectuses and sales literature. It is not more than 9% of the sum of the basic premiums to be paid in the first 20 years. Also, in any year it is never more than in a prior year. The basic premium is what the gross annual premium for the Contract, less the annual administrative charge, would be if the insured were in the standard rating class and if the Contract had no optional insurance benefits. During 1998, 1997, and 1996, Pruco Life received a total of approximately $3,038,319, $3,191,485, and $3,382,821, respectively, in sales load charges.

 3. We charge 2% of each basic premium for state and local premium-based taxes. The applicable statutory tax rules differ from state to state, and in some states by locality. The amount charged may be more than Pruco Life actually pays for premium-based taxes. To the extent that the 2% rate is insufficient to pay taxes in all jurisdictions, the difference will be borne by Pruco Life. During 1998, 1997, and 1996, Pruco Life received a total of approximately $607,637, $638,962, and $678,538, respectively, in charges for payment of state premium taxes.

 4. We charge up to 1.2% of each basic premium for assuming a guaranteed minimum death benefit risk. This charge compensates Pruco Life for the risk that an insured may die at a time when the death benefit exceeds the benefit that would have been payable in the absence of a minimum guarantee. During 1998, 1997, and 1996, Pruco Life received a total of approximately $364,582, $383,377, and $407,123, respectively, for this risk charge. When premiums are paid more frequently than annually, we will deduct this charge proportionately from each premium payment. If there is an extra premium for optional insurance benefits or for an extra mortality risk, or if there is a premium discount because the insured is in the preferred rating class, the amount allocated to the separate account will be equal to the amount that would have been allocated if the insured had been in the standard rating class and there were no optional insurance benefits.

 5. Each month, we reduce the amounts held in the Account and/or the Real Property Account for anticipated mortality charges attributable to each Contract. This charge compensates Pruco Life for the anticipated cost of paying death benefits to the beneficiaries of those persons who die during that period. The amount of this reduction is based on the 1980 Commissioner's Standard Ordinary Mortality Table (the "1980 CSO Table").

 6. We reduce the Account and/or the Real Property Account for the mortality and expense risks that Pruco Life assumes. This charge is made daily at an effective annual rate of 0.35% of the value of the Account's and/or the

     Real Property Account's assets. The mortality risk assumed is that insureds may live for a shorter period of time than that predicted by the 1980 CSO Table. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will be greater than Pruco Life estimated. During 1998, 1997, and 1996, Pruco Life received a total of approximately $1,410,859, $1,281,999, and $1,107,590, respectively, in mortality and expense risk charges.

 7. If the Contract includes riders, we make a deduction from each premium payment for charges applicable to those riders. A deduction will also be made if the rating class of the insured results in an extra charge.

 8. Pruco Life deducts an investment advisory fee daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

     The total expenses of each portfolio for the year 1998, expressed as a percentage of the average assets during the year, are shown below:

     --------------------------------------------------------------------------

                                 INVESTMENT   OTHER EXPENSES   TOTAL EXPENSES
              PORTFOLIO         ADVISORY FEE  (AFTER EXPENSE   (AFTER EXPENSE
                                             REIMBURSEMENT)*  REIMBURSEMENT)*
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------

     MONEY MARKET                   0.40%          0.00%*           0.40%*
     DIVERSIFIED BOND               0.40%          0.00%*           0.40%*
     GOVERNMENT INCOME              0.40%          0.03%            0.43%
     CONSERVATIVE BALANCED          0.55%          0.00%*           0.40%*
     FLEXIBLE MANAGED               0.60%          0.00%*           0.40%*
     HIGH YIELD BOND                0.55%          0.03%            0.58%
     STOCK INDEX                    0.35%          0.02%            0.37%
     EQUITY INCOME                  0.40%          0.02%            0.42%
     EQUITY                         0.45%          0.00%*           0.40%*
     PRUDENTIAL JENNISON            0.60%          0.03%            0.63%
     SMALL CAPITALIZATION STOCK     0.40%          0.07%            0.47%
     GLOBAL                         0.75%          0.11%            0.86%
     NATURAL RESOURCES              0.45%          0.04%            0.49%
     --------------------------------------------------------------------------

     * Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.4%), in which the Account previously invested. Pruco Life currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in the Money Market, Diversified Bond, Conservative Balanced, Flexible Managed, and Equity Portfolios will not exceed 0.4%. No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc. Without such adjustments the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been:

(1)   0.41% for the Money Market Portfolio;
(2)   0.42% for the Diversified Bond Portfolio;
(3)   0.57% for the Conservative Balanced Portfolio;
(4)   0.61% for the Flexible Managed Portfolio; and
(5)   0.47% for the Equity Portfolio.

The earnings of the Account are taxed as part of the operations of Pruco Life. No charge is being made currently to the Account for Company federal income taxes. Pruco Life reviews the question of a charge to the Account for Company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.


Under current laws, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contracts or the Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

The investment management fee and other expenses charged against the Real Property Account are described in the attached prospectus for that investment option.


TRANSFERS


You may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount or to the Real Property Account. You may make such transfers provided the Contract is not in default or is inforce as variable reduced paid-up insurance (see OPTIONS ON LAPSE, page 20). Currently, you may make additional transfers, with our consent, without charge. All or a portion of the amount credited to a subaccount may be transferred. Transfers to and from the Real Property Account are subject to restrictions described in the prospectus for that investment option.

Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, see Assignment, page 22, depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts and will be discouraged. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to refusing transfer requests of an agent under a power of attorney on behalf of more than one Contract owner.

HOW A CONTRACT'S DEATH BENEFIT WILL VARY


Your Contract's death benefit will change on the first day of each Contract month by an amount that depends on the investment performance of your chosen subaccounts and/or the Real Property Account. However, your Contract's death benefit can never be less than the Contract's guaranteed minimum amount (assuming there is no outstanding Contract debt or premium in default). Generally, if the first premium was paid with the application, the Contract Date is the later of the date of the application or the date of a medical examination. If the first premium was not paid with the application, the Contract Date is ordinarily two or three days after the application is approved by Pruco Life so that it either coincides with or is prior to the date on which the first premium was paid. For the purpose of calculating benefits, the initial net premium is deemed to be placed in the Account on the Contract Date. Each succeeding Contract month starts on the same date in the month as the Contract Date. The first day of each Contract month is called the "Monthly date."

In the following discussion, we assume that all of the net premiums under a Contract are allocated to a single subaccount. If the value of the assets relating to the Contract held in the subaccount has increased due to investment performance during the Contract month at greater than a 4% annual rate, the Contract's death benefit will increase on the first day of the next Contract month. If the value of these assets decreases or increases at less than a 4% annual rate, the death benefit will decrease (but not below the guaranteed minimum amount). In determining the premiums for the Contract, we assume that the value of the assets increase due to investment performance at a rate of 4% a year. Therefore, the assets of the subaccount relating to a Contract must increase at an annual rate greater than 4% in order for the death benefit to increase.

The exact amount of death benefit changes is determined by an actuarial computation. The computation is based upon: (1) the age and sex (except where unisex rates apply) of the insured; (2) the size of the Contract; (3) the number of years it has been in effect; and (4) the investment results of the subaccount in which the Contract participates. Generally, a change in the dollar value of a subaccount's assets due to investment results will produce a larger change in the death benefit for a younger insured than for an older insured and a slightly larger change for a female insured than for a male.

Because the assets relating to a Contract tend to grow as net premiums are paid, the dollar change in the death benefit will tend to be greater for a Contract that has been inforce for a long time than for one that has been inforce for a short time, despite the fact that the insured is older.

Illustrations of how the death benefit for representative Contracts will vary over extended periods, assuming several different uniform investment results, are included in tables on pages T1 through T4 of this prospectus. The examples set forth below illustrate death benefits. These examples also assume a total Series Fund expense ratio of 0.48% (taking into account the offsets described under CHARGES AND EXPENSES on page 8).


The following two examples show, for the same Contracts, how the death benefit will vary over a selected year for two hypothetical investment results that are different from those shown in the tables and thus provide additional comparisons.


EXAMPLE NO. 1. Contract with $50,000 guaranteed death benefit and annual premiums in effect for 18 years, during which the value of the assets in the subaccount increased due to investment performance at a uniform rate of 7.17% per year. In the 19th year the value of the assets increase at a uniform rate of 8.17%. (These percentages correspond to gross annual investment returns in the corresponding Series Fund portfolio of 8% and 9% per year, respectively.)




     ---------------------------------------
                      DEATH        DEATH
       INSURED       BENEFIT      BENEFIT
                     END OF       END OF
                     YEAR 18      YEAR 19
     ---------------------------------------
     Male, age 25     $59,512      $60,999
       at issue
     ---------------------------------------
     Male, age 40     $60,653      $62,285
       at issue
     ---------------------------------------

EXAMPLE NO. 2. Same assumptions as in Example No. 1 except that the value of the assets increases by 1.17% in the 19th year. (This percentage corresponds to a gross annual investment return in the corresponding Series Fund portfolio of 2%.)


     --------------------------------------
                     DEATH        DEATH
      INSURED       BENEFIT      BENEFIT
                     END OF       END OF
                    YEAR 18      YEAR 19
     --------------------------------------
     Male, age 25   $59,512      $58,504
      at issue
     --------------------------------------
     Male, age 40   $60,653      $59,545
      at issue
     --------------------------------------


In these examples the changes are slightly greater for the Contract issued on the older insured because the premiums for a $50,000 Contract issued at age 40 are greater than those for one issued at age 25, and the dollar amount of the increase resulting from a 7.17% compounded return upon the assets in the Account relating to the Contract on the older insured is therefore larger. The changes in the death benefit are greater even though the increase or decrease in the death benefit resulting from a $1 change in the assets relating to the Contract is greater for a younger insured.

EXAMPLE NO. 3. This example and the one following provide information for a Contract with an $800 annual premium, in effect for 18 years, during which the value of the assets in the subaccount increased due to investment performance at a uniform rate of 7.17% per year. In the 19th year the value of the assets increases at a uniform rate of 8.17%. (These percentages correspond to gross annual investment returns in the corresponding Series Fund portfolio of 8% and 9% per year, respectively.)

  --------------------------------------------------
                   GUARANTEED    DEATH      DEATH
     INSURED     DEATH BENEFIT  BENEFIT    BENEFIT
                                END OF     END OF
                                YEAR 18    YEAR 19
  --------------------------------------------------
  Male, age 25      $76,012     $90,474    $92,733
    at issue
  --------------------------------------------------
  Male, age 40      $42,354     $51,378    $52,761
    at issue
  --------------------------------------------------

EXAMPLE NO. 4. Same assumptions as Example No. 3 except that the value of the assets increases by 1.17% in the 19th year. (This percentage corresponds to a gross annual investment return in the corresponding Series Fund portfolio of 2%.)


  --------------------------------------------------
                  GUARANTEED    DEATH       DEATH
     INSURED     DEATH BENEFIT  BENEFIT     BENEFIT
                                END OF      END OF
                                YEAR 18     YEAR 19
  --------------------------------------------------
  Male, age 25      $76,012      $90,474     $88,940
    at issue
  --------------------------------------------------
  Male, age 40      $42,354      $51,378     $50,440
    at issue
  --------------------------------------------------

These examples show how the same investment results affect the death benefit more significantly for a younger insured.

If the assets in the applicable subaccount have earned less than 4%, and the death benefit accordingly equals the guaranteed minimum amount, we will keep a record of what the death benefit would have been had there not been a guaranteed minimum. If investment results become favorable and the value of the assets in the subaccount increase at a rate greater than 4% a year, the death benefit will not be more than the guaranteed minimum amount until the earlier unfavorable investment results have been offset. For example, suppose for the first three years the value of the assets in the subaccount increases due to investment performance at only a rate of 2% per year. The death benefit will remain at the guaranteed minimum amount. If the value of the assets increases at a rate of 8% in the fourth year, it might not be enough to offset the earlier unfavorable investment results. If so, the death benefit will not increase.

For further information, see the tables on pages T1 and T2. They show for various insureds how a Contract's death benefit and cash value will change if the gross investment return in the selected Series Fund portfolio[s] is 0%, 4% or 8%. In addition, the tables on pages T3 and T4 show, for various insureds, how a Contract's death benefit and cash value will change if the gross investment return is 0%, 6% or 12%.


HOW A CONTRACT'S CASH VALUE WILL VARY


Your Contract has a cash value which may be obtained while the insured is living by surrender of the Contract. However, your Contract's cash value is not known in advance, even if it is assumed that premiums are paid when due, because it varies daily with the investment performance of your chosen subaccount[s] and/or the Real Property Account.

A Contract's value upon surrender is its "net cash value." The net cash value equals the cash value less any outstanding Contract debt. See CONTRACT LOANS, page 17. The following discussion of cash values assumes that there is no Contract debt, that no premium is in default, and that the net premiums have all been allocated to a single subaccount.

The cash value on every Monthly date will be equal to the cash value on the preceding Monthly date increased or decreased by the change in the value of the assets relating to the Contract, less the amount we need to provide for the death benefit for the period between the two dates. If a premium is due and paid on a Monthly date, the cash value on that date is further increased by the amount of the net premium. The cash value between Monthly dates is computed in a similar way.


While the death benefit increases if the value of the assets in the subaccount increases at a rate of more than 4% a year, the investment performance needed to produce an increase in the cash value cannot be stated in advance. It is different for insureds of different age and sex (except where unisex rates apply) at issue. It is also different for Contracts on comparable insureds if those Contracts have been in effect for different lengths of time. Moreover, the crediting of the net premium on the due date (even if it has not yet been paid) does not result in any change in the death benefit, while the cash value is assumed to increase by exactly the amount of the net premium. If the net premium is not paid before the end of the grace period, or if the Contract is surrendered before then, we will lower the cash value to take into account the failure to pay the premium on the due date.

The tables on pages T1 through T4 of this prospectus illustrate what the cash values would be for representative Contracts over extended periods, assuming uniform investment results, together with information about the aggregate premiums paid under these Contracts. The examples set forth below assume a total Series Fund expense ratio of 0.48% (taking into account the offsets described under CHARGES AND EXPENSES on page 8).


The following two examples show, for the same Contracts, how the cash values will vary over a selected year for two hypothetical investment results that are different from those shown in the tables.


EXAMPLE NO. 1. Contract with $50,000 guaranteed death benefit and annual premiums in effect for 18 years, during which the value of the assets in the subaccount increased due to investment performance at a uniform rate of 7.17% per year. In the 19th year the value of the assets increases at a uniform rate of 8.17%. (These percentages correspond to gross annual investment returns in the corresponding Series Fund portfolio of 8% and 9% per year, respectively.)


----------------------------------------
               CASH VALUE   CASH VALUE
   INSURED       END OF       END OF
                 YEAR 18      YEAR 19
----------------------------------------
Male, age 25     $11,871      $13,131
  at issue
----------------------------------------
Male, age 40     $20,131      $22,118
  at issue
----------------------------------------

EXAMPLE NO. 2. Same assumptions as in Example No. 1 except that the value of the assets increases by 1.17% in the 19th year. (This percentage corresponds to a gross annual investment return in the corresponding Series Fund portfolio of 2%.)


----------------------------------------
               CASH VALUE   CASH VALUE
   INSURED       END OF       END OF
                 YEAR 18      YEAR 19
----------------------------------------
Male, age 25     $11,871      $12,277
  at issue
----------------------------------------
Male, age 40     $20,131      $20,675
  at issue
----------------------------------------


The changes are greater for the older insured because the premiums (and hence the assets in the Account relating to the Contract on that insured) are greater. Therefore, the same rate of increase produces a greater dollar amount.


EXAMPLE NO. 3. This example and the one following provide information for a Contract with an $800 annual premium, in effect for 18 years, during which time the value of the assets in the subaccount increased due to investment performance at a uniform rate of 7.17% per year. In the 19th year the value of the assets increases at a uniform rate of 8.17%. (These percentages correspond to gross annual investment returns in the corresponding Series Fund portfolio of 8% and 9% per year, respectively.)

----------------------------------------
               CASH VALUE   CASH VALUE
   INSURED       END OF       END OF
                 YEAR 18      YEAR 19
----------------------------------------
Male, age 25     $18,048      $19,962
  at issue
----------------------------------------
Male, age 40     $17,053      $18,736
  at issue
----------------------------------------

EXAMPLE NO. 4. Same assumptions as in Example No. 3 except that the value of the assets increases by 1.17% in the 19th year. (This percentage corresponds to a gross annual investment return in the corresponding Series Fund portfolio of 2%.)

----------------------------------------
               CASH VALUE   CASH VALUE
   INSURED       END OF       END OF
                 YEAR 18      YEAR 19
----------------------------------------
Male, age 25     $18,048      $18,664
  at issue
----------------------------------------
Male, age 40     $17,053      $17,513
  at issue
----------------------------------------

The last two examples might be compared with Examples No. 3 and 4 on pages 11 and 12. Note that while the same premium results in a larger death benefit for the younger insured, the cash values for the younger and older insureds are quite similar. Note also that while the death benefit decreases if the investment return is 1.17% per year, the cash value increases.


Because a substantial part of each premium is used to provide life insurance protection, the cash values cannot meaningfully be compared with the amounts that would have been available had the gross premiums been invested without obtaining life insurance protection.

SURRENDER OF A CONTRACT


You may surrender your Contract, in whole or in part, for its net cash value while the insured is living. A partial surrender essentially involves splitting an existing Contract into two Contracts. One is surrendered for its net cash value; the other is continued inforce on the same terms as the original Contract, except that the death benefit, the guaranteed minimum death benefit, and the cash value of the continuing Contract will all be proportionately reduced and a new lower Premium will be payable. The face amount immediately after the partial surrender must be at least equal to the minimum face amount applicable to the insured's Contract.

To surrender a Contract, in whole or in part, you must deliver or mail the Contract with a written request in a form that meets Pruco Life's needs, to a Home Office. The net cash value of a surrendered or partially surrendered Contract will be determined as of the date such request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences.
See TAX TREATMENT OF CONTRACT BENEFITS, page 18.


WITHDRAWAL OF A PORTION OF A CONTRACT'S NET CASH VALUE


An alternative to surrender or partial surrender of a Contract is a partial withdrawal of net cash value. You are permitted to withdraw a portion of your Contract's net cash value generally, the portion resulting from investment performance exceeding 4% a year without surrendering the Contract. This avoids splitting the Contract into two Contracts. We will reduce the death benefit by the amount of paid-up whole life insurance that the cash value withdrawn would have purchased for that Contract owner. We will reduce the guaranteed minimum death benefit so that the difference between the death benefit and the guaranteed minimum death benefit will be the same percentage of cash value as before the withdrawal. The right to withdraw such excess net cash value may be usefully compared with a partial surrender. If you elect to withdraw excess cash value, the Premium is not reduced. The cash value is reduced by exactly the amount of the withdrawal. Both the death benefit and the guaranteed minimum death benefit are also reduced but by a lesser amount than they would be under a partial surrender. It is important to note, however, that if the face amount is decreased, the Contract might be classified as a Modified Endowment Contract. For a brief discussion of the potential tax consequences of the withdrawal of your excess cash value, see TAX TREATMENT OF CONTRACT BENEFITS, page 18.

Upon request, we will tell you the amount of the net cash value that you may withdraw and the amount of the corresponding reductions in the death benefit and guaranteed minimum death benefit for that or any lesser amount of cash value withdrawn. You may withdraw a portion of the Contract's cash value to pay premiums on the Contract. This can be done once, occasionally, or automatically every year, to the extent investment performance warrants it. To exercise this right, you must deliver or mail a written request in a form that meets our needs to a Home Office.


WHEN PROCEEDS ARE PAID


We generally pay any death benefit, cash value or loan proceeds within seven days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount is determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, we may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because: (1) the New York Stock Exchange is closed for other than a regular holiday or weekend; (2) trading is restricted by the SEC; or (3) the SEC declares that an emergency exists.

With respect to a Contract inforce as extended term or fixed reduced paid-up insurance, we expect to pay any cash value promptly upon request. However, we have the right to delay payment of such cash value for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% a year if we delay such a payment for 30 days or more (or a shorter period if required by applicable law).


LIVING NEEDS BENEFIT


The LIVING NEEDS BENEFIT is available under the Contract. It may be added to Contracts at issue and there is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

The LIVING NEEDS BENEFIT allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. You should consult with a Pruco Life representative as to whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the LIVING NEEDS BENEFIT is excluded from income if the insured is terminally ill or chronically ill as defined by the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect your eligibility for certain government benefits or entitlements.


ILLUSTRATIONS OF CASH VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS


The following four tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

o a Contract with a face amount of $50,000 bought by a male of a given age, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o  the premium is paid on each Contract anniversary and no loans are taken.

o the Contract fund has been invested in equal amounts in each of the 13 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the Real Property Account.

The first and third tables (pages T1 and T3) assume a Contract purchased by a 25 year old male and the second and fourth tables (pages T2 and T4) assume a Contract purchased by a 40 year old male. All four tables assume the current charges will continue for the indefinite future.

Finally, there are five assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other four assumptions are that investment performance will be at a uniform gross annual rate of 4%, 6%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 6%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience. The first two tables (pages T1 and T2) assume uniform gross annual rates of 0%, 4%, and 8%. The third and fourth tables (pages T3 and T4) assume uniform gross annual rates of 0%, 6% and 12%.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 13 portfolios of 0.48%, and the daily deduction from the Contract Fund of 0.35% per year. Thus, based on the above assumptions, gross investment returns of 0%, 4%, 6%, 8% and 12% are the equivalent of net investment returns of -0.83%, 3.17%, 5.17%, 7.17% and 11.17%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.48% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.

Your Pruco Life representative can provide you with a hypothetical illustration for your own age, sex and rating class.

                                  ILLUSTRATIONS
                                  -------------

                        VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 25
                        $50,000 GUARANTEED DEATH BENEFIT
            $536.50 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)

                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       4% Gross         8% Gross           0% Gross       4% Gross         8% Gross
    Year        Per Year         (-0.83% Net)     (3.17% Net)     (7.17% Net)       (-0.83% Net)     (3.17% Net)     (7.17% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   558             $50,000         $50,000        $ 50,012             $   22         $    25         $    28
     2          $ 1,138             $50,000         $50,000        $ 50,081             $  376         $   396         $   416
     3          $ 1,742             $50,000         $50,000        $ 50,209             $  730         $   781         $   834
     4          $ 2,369             $50,000         $50,000        $ 50,396             $1,080         $ 1,178         $ 1,283
     5          $ 3,022             $50,000         $50,000        $ 50,643             $1,438         $ 1,598         $ 1,772
     6          $ 3,701             $50,000         $50,000        $ 50,951             $1,792         $ 2,030         $ 2,296
     7          $ 4,407             $50,000         $50,000        $ 51,320             $2,142         $ 2,474         $ 2,855
     8          $ 5,141             $50,000         $50,000        $ 51,751             $2,487         $ 2,930         $ 3,451
     9          $ 5,905             $50,000         $50,000        $ 52,244             $2,828         $ 3,397         $ 4,085
    10          $ 6,699             $50,000         $50,000        $ 52,799             $3,163         $ 3,876         $ 4,761
    15          $11,172             $50,000         $50,000        $ 56,516             $4,737         $ 6,424         $ 8,818
    20          $16,615             $50,000         $50,000        $ 61,838             $6,100         $ 9,183         $14,211
    25          $23,237             $50,000         $50,000        $ 68,847             $7,240         $12,129         $21,322
    30          $31,293             $50,000         $50,000        $ 77,669             $8,133         $15,204         $30,584
40 (Age 65)     $53,020             $50,000         $50,000        $101,469             $9,057         $21,298         $57,292

(1) If premiums are paid more frequently than annually, the payments would be $274.50 semi-annually, $139.50 quarterly or $48 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)   Assumes no Contract loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, and 8% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.













                                                                  T1

                        VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 40
                        $50,000 GUARANTEED DEATH BENEFIT
             $939 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)

                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       4% Gross         8% Gross           0% Gross       4% Gross         8% Gross
    Year        Per Year         (-0.83% Net)     (3.17% Net)     (7.17% Net)       (-0.83% Net)     (3.17% Net)     (7.17% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   977             $50,000         $50,000         $50,029            $   197         $   208         $   220
     2          $ 1,992             $50,000         $50,000         $50,121            $   815         $   863         $   912
     3          $ 3,048             $50,000         $50,000         $50,276            $ 1,417         $ 1,528         $ 1,643
     4          $ 4,147             $50,000         $50,000         $50,493            $ 2,003         $ 2,200         $ 2,411
     5          $ 5,289             $50,000         $50,000         $50,778            $ 2,643         $ 2,956         $ 3,299
     6          $ 6,477             $50,000         $50,000         $51,131            $ 3,266         $ 3,722         $ 4,235
     7          $ 7,713             $50,000         $50,000         $51,551            $ 3,873         $ 4,499         $ 5,223
     8          $ 8,998             $50,000         $50,000         $52,039            $ 4,461         $ 5,286         $ 6,265
     9          $10,335             $50,000         $50,000         $52,595            $ 5,033         $ 6,084         $ 7,363
    10          $11,725             $50,000         $50,000         $53,218            $ 5,587         $ 6,892         $ 8,521
    15          $19,554             $50,000         $50,000         $57,350            $ 8,057         $11,021         $15,260
    20          $29,080             $50,000         $50,000         $63,205            $ 9,979         $15,194         $23,776
25 (Age 65)     $40,670             $50,000         $50,000         $70,860            $11,344         $19,294         $34,399

(1) If premiums are paid more frequently than annually, the payments would be $479.50 semi-annually, $243 quarterly or $82.50 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)   Assumes no Contract loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, and 8% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.














                                                                  T2

                        VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 25
                        $50,000 GUARANTEED DEATH BENEFIT
            $536.50 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)

                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-0.83% Net)     (5.17% Net)    (11.17% Net)       (-0.83% Net)     (5.17% Net)    (11.17% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   558             $50,000         $50,004        $ 50,026             $   22         $    26        $     31
     2          $ 1,138             $50,000         $50,030        $ 50,185             $  376         $   406        $    437
     3          $ 1,742             $50,000         $50,076        $ 50,481             $  730         $   808        $    890
     4          $ 2,369             $50,000         $50,144        $ 50,922             $1,080         $ 1,230        $  1,393
     5          $ 3,022             $50,000         $50,232        $ 51,518             $1,438         $ 1,683        $  1,962
     6          $ 3,701             $50,000         $50,341        $ 52,276             $1,792         $ 2,159        $  2,593
     7          $ 4,407             $50,000         $50,471        $ 53,203             $2,142         $ 2,658        $  3,291
     8          $ 5,141             $50,000         $50,620        $ 54,307             $2,487         $ 3,180        $  4,063
     9          $ 5,905             $50,000         $50,789        $ 55,599             $2,828         $ 3,725        $  4,916
    10          $ 6,699             $50,000         $50,978        $ 57,085             $3,163         $ 4,295        $  5,858
    15          $11,172             $50,000         $52,196        $ 67,821             $4,737         $ 7,515        $ 12,225
    20          $16,615             $50,000         $53,840        $ 85,266             $6,100         $11,388        $ 22,479
    25          $23,237             $50,000         $55,871        $111,637             $7,240         $15,996        $ 38,886
    30          $31,293             $50,000         $58,258        $150,112             $8,133         $21,392        $ 64,887
40 (Age 65)     $53,020             $50,000         $64,011        $283,153             $9,057         $34,448        $168,094

(1) If premiums are paid more frequently than annually, the payments would be $274.50 semi-annually, $139.50 quarterly or $48 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)   Assumes no Contract loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.














                                                                  T3

                        VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 40
                        $50,000 GUARANTEED DEATH BENEFIT
             $939 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)

                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-0.83% Net)     (5.17% Net)    (11.17% Net)       (-0.83% Net)     (5.17% Net)    (11.17% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   977             $50,000         $50,011        $ 50,066            $   197         $   214         $   231
     2          $ 1,992             $50,000         $50,045        $ 50,277            $   815         $   888         $   962
     3          $ 3,048             $50,000         $50,101        $ 50,638            $ 1,417         $ 1,584         $ 1,763
     4          $ 4,147             $50,000         $50,179        $ 51,154            $ 2,003         $ 2,304         $ 2,637
     5          $ 5,289             $50,000         $50,281        $ 51,844            $ 2,643         $ 3,124         $ 3,675
     6          $ 6,477             $50,000         $50,405        $ 52,716            $ 3,266         $ 3,971         $ 4,812
     7          $ 7,713             $50,000         $50,552        $ 53,776            $ 3,873         $ 4,848         $ 6,058
     8          $ 8,998             $50,000         $50,721        $ 55,034            $ 4,461         $ 5,755         $ 7,422
     9          $10,335             $50,000         $50,911        $ 56,497            $ 5,033         $ 6,693         $ 8,918
    10          $11,725             $50,000         $51,122        $ 58,175            $ 5,587         $ 7,661         $10,556
    15          $19,554             $50,000         $52,472        $ 70,192            $ 8,057         $12,950         $21,341
    20          $29,080             $50,000         $54,273        $ 89,547            $ 9,979         $18,949         $38,013
25 (Age 65)     $40,670             $50,000         $56,479        $118,657            $11,344         $25,629         $63,548

(1) If premiums are paid more frequently than annually, the payments would be $479.50 semi-annually, $243 quarterly or $82.50 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)   Assumes no Contract loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.














                                       T4

CONTRACT LOANS

You may borrow from Pruco Life an amount up to the current loan value of your Contract using the Contract as the only security for the loan. Generally, the loan value of a Contract is 75% of its cash value. The minimum amount that may be borrowed at any one time is $500, unless the loan is used to pay premiums on the Contract. If you pay premiums other than monthly, you may elect in advance to have Pruco Life automatically make a loan against the Contract, if the net cash value is large enough, in order to pay a premium that has not been paid at the end of a grace period. In some states this automatic premium loan may be available to Contract owners who pay premiums monthly.

If you request a loan, you may choose one of two interest rate options. You may elect to have interest charges accrue daily at a fixed effective annual rate of 5.5% (6% for Contracts issued to Texas residents). Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to the variable interest loan provision, or vice-versa, with Pruco Life's consent.

If you elect the variable loan interest rate provision, you may borrow up to 90% of the Contract's cash value and interest on any loan will accrue daily at an annual rate Pruco Life determines at the start of each Contract year (instead of at the fixed 5.5% rate). The interest rate will not exceed the greatest of (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service or, if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 1998 ranged from 6.72% to 7.00%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the amount of the loan. The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt exceeds what the net cash value would be if there were no Contract debt, Pruco Life will notify you of its intent to terminate the Contract in 31 days, within which time you may repay all or enough of the loan to keep the Contract inforce. If you fail to keep the Contract inforce, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS - PRE-DEATH DISTRIBUTIONS, page 19, and LAPSE AND REINSTATEMENT, page 20.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract. While a fixed-rate loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract's assets, but will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred is credited with a rate which is 1% less than the loan interest rate for the Contract year, rather than with the actual rate of return of the subaccount[s] and/or the Real Property Account. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when Pruco Life fixes a new rate, the new interest rate applies.

If the death benefit becomes payable while a loan is outstanding, or if the Contract is surrendered, any Contract debt is deducted from the proceeds otherwise payable.

A loan will have a permanent effect on a Contract's death benefit and cash value because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, the death benefit and cash value will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, the death benefit and the cash value will not be as adversely affected as they would have been had no loan been made. Loan repayments are allocated to the investment options proportionately based on their balances at the time of the loan repayment.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 18.

Consider the Contract issued on a 25 year old insured illustrated in the table on page T1 with an 8% gross investment return. Assume a $2,500 (5.5%) fixed-rate loan was made at the end of Contract year eight and repaid at the end of Contract year nine. Upon repayment, the death benefit would be $51,930.76 and the cash value $4,007.59. These amounts are lower than the death benefit and cash value shown on that page for the end of Contract year nine because the loan amount was credited with the 4% assumed investment return rather than the 8% gross rate of return for the selected investment options.


RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT WHOLE-LIFE POLICY


At any time during the first 24 months after a Contract is issued, so long as no premium due remains unpaid, the owner may exchange it for a fixed benefit whole-life policy on the insured's life. No evidence of insurability will be required to make an exchange. The new policy's death benefit will be the same as the guaranteed minimum amount of the Contract. The new policy will also have the same issue date and risk classification for the insured as the Contract, but it will be issued by Prudential and will be a participating (potentially dividend paying) policy. Premiums for the new policy will be based on Prudential's rates in effect on the original issue date for the same class of risk which are currently higher than premiums under the Contract. The new policy's cash value will be the same as it would have been had the new policy been purchased at the outset. There will be an equitable cash adjustment on the exchange equal to the difference between the premiums on the new policy and the premiums on the Contract for the period between the Contract Date and the date of the exchange, reduced by the amount, if any, by which the cash value of the Contract on the date of the exchange exceeds what the cash value would have been had the subaccounts and/or the Real Property Account in which the Contract participated uniformly earned the assumed investment return of 4%. A further adjustment will be made for any differences in premiums for any optional benefits carried over to the new policy.


The exchange will be effective when Pruco Life receives a written request in a form that meets its needs, and receives the Contract and payment of any adjustment due on the exchange. Any outstanding Contract debt must be repaid on or before the effective date of the exchange.


You may exchange the Contract for a fixed-benefit life insurance policy according to procedures meeting applicable state insurance law requirements if the Series Fund or one of its portfolios has a material change in its investment policy. Pruco Life, in conjunction with the Arizona Director of Insurance, will determine if a change in investment policy is material. You will be able to exchange within 60 days of receipt of notice of such a material change or of the effective date of the change, whichever is later. Upon such an exchange, there will be a cash adjustment based on any difference in net cash value between the Contract and the new policy.


SALE OF THE CONTRACT AND SALES COMMISSIONS


Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey, 07102-3777. The Contract was sold by registered representatives of Prusec who were also authorized by state insurance departments to do so. The Contract may also have been sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 58 years of age, the representative will generally receive a commission of no more than 50% of the premiums for the first year, no more than 11% of the premiums for the second, third, and fourth years, no more than 3% of the premiums for the fifth through tenth years, and no more than 2% of the premiums thereafter. For insureds over 58 years of age, the commission will be lower. Representatives with less than three years of service may be paid on a different basis. Representatives who met certain productivity, profitability, and persistency standards with regard to the sale of the Contract may be eligible for additional compensation.


Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include the amounts derived from the risk charge and the mortality and expense risk charge, described in items 5 and 7 under CHARGES AND EXPENSES, page 8.

TAX TREATMENT OF CONTRACT BENEFITS


This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

TREATMENT AS LIFE INSURANCE. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see DIVIDENDS, DISTRIBUTIONS AND TAXES in the prospectus for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:


     o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

     o    the Contract's death benefit will be tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance.

PRE-DEATH DISTRIBUTIONS. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

     CONTRACTS NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.

     o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

     o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

     o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

     o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

     MODIFIED ENDOWMENT CONTRACTS.

     o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.

     o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the cash value exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

     o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

     o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

WITHHOLDING. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt, or on other loans that are incurred or continued to purchase or carry the Contract, may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BUSINESS-OWNED LIFE INSURANCE. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

LAPSE AND REINSTATEMENT


This Contract ensures that insurance protection remains in effect as long as premiums are paid. However, if a premium is not paid on or before each due date, or within the 31 day grace period after each due date, the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS on page 18.

A Contract that lapses may be reinstated within three years after the date of default unless the Contract has been surrendered for its cash value. We require renewed evidence of insurability and submission of certain payments due under the Contract to reinstate a lapsed Contract.


If a Contract does lapse, it may still provide some benefits. Those benefits are described below under OPTIONS ON LAPSE.

OPTIONS ON LAPSE


If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 31 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

1. EXTENDED TERM INSURANCE. With one exception explained below, if you do not communicate at all with Pruco Life, life insurance coverage will continue for a length of time that depends on: (1) the net cash value on the due date of the first unpaid premium; (2) the amount of insurance; and (3) the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the due date of the unpaid premium, taking into account any Contract debt on that date. The amount will not change while the insurance stays inforce. This benefit is known as extended term insurance. We will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash value but no loan value.


Contracts issued on the lives of certain insureds in high risk rating classes will include a statement that extended term insurance will not be provided. In that case, variable reduced paid-up insurance (as described in item 3 below) will be the automatic benefit provided on lapse for Contracts issued in jurisdictions where required approvals have been obtained from regulatory authorities. Pruco Life has received such approvals in all jurisdictions except the District of Columbia and Texas. The automatic benefit provided on lapse for these insureds under Contracts issued in these two remaining jurisdictions will be fixed reduced paid-up insurance (as described in item 2 below).

2. FIXED REDUCED PAID-UP INSURANCE. You may choose to have insurance coverage provided for the lifetime of the insured. The amount will be lower than what extended term insurance would provide. This is known as fixed reduced paid-up insurance. The insurance amount will depend on the net cash value on the due date of the first premium in default, and the age and sex (except where unisex rates apply) of the insured. The amount will not change thereafter unless a loan is taken against the fixed reduced paid-up insurance. We will tell you what the amount will be. Apart from the case described above in which fixed reduced paid-up insurance is the automatic benefit provided on lapse, the Contract owner who wants fixed reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life's needs, within three months of the due date of the first unpaid premium. Fixed reduced paid-up insurance has a cash value and a loan value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 18.

3. VARIABLE REDUCED PAID-UP INSURANCE. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the net cash value on the due date of the first premium in default and the age and sex (except where unisex rates apply) of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash value and the amount of insurance will vary with investment performance in the same manner as a Contract inforce on a premium paying basis (see HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 10 and HOW A CONTRACT'S CASH VALUE WILL VARY, page 12). Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts (see CONTRACT LOANS, page 17). The availability of variable reduced paid-up insurance is subject to the receipt of required state regulatory approvals. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 18.

Variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds in those jurisdictions where regulatory approval has been obtained for such insurance. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets our needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

4. PAYMENT OF NET CASH VALUE. You can receive the net cash value by surrendering the Contract and making a written request in a form that meets our needs. If we receive the request within the grace period of a premium in default, the net cash value will be the net cash value as of the due date of that premium, adjusted for any loan made or repaid during the grace period, plus or minus an amount that depends upon the investment performance between the due date and the date we receive the request. Whether the net cash value as of the due date of the unpaid premium is increased or decreased by subsequent investment performance depends upon whether or not the assets relating to the Contract have increased at more than 4% a year. If we receive the request after the grace period expires, the net cash value will be the net value of any extended term insurance then inforce, or the net value of any reduced paid-up insurance then inforce (either fixed or variable), less any Contract debt. Surrender of the Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 18.

The following table shows the cash value, extended term insurance, and both fixed and variable reduced paid-up insurance for two representative Contracts, each with a guaranteed death benefit of $50,000, which lapse at the end of eight years after a uniform gross annual investment return of 8%. The tables assume a total Series Fund expense ratio of 0.48% (taking into account the offsets described under CHARGES AND EXPENSES on page 8).



         --------------------------------------------------------------
                                        EXTENDED        REDUCED
         INSURED        CASH VALUE        TERM          PAID-UP
                                         INSURANCE      INSURANCE
         --------------------------------------------------------------

         Male, age 25    $3,451         $51,751        $14,405
          at issue                     for 19.84       for life
                                        years
         --------------------------------------------------------------
         Male, age 40    $6,265         $52,039        $16,201
         at issue                       for 12.73      for life
                                          years
        ---------------------------------------------------------------

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS


The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male mortality tables, whether the insured is male or female. In addition, employers and employee organizations who purchased a Contract should consult their legal advisers to determine whether a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.


OTHER GENERAL CONTRACT PROVISIONS


ASSIGNMENT. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation. Generally, the Contract may not be assigned to another insurance company or to an employee benefit plan without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

BENEFICIARY. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. We will not contest the Contract after it has been inforce during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the premium would have provided at the correct age and sex.


SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a wide variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.


RIDERS


Contract owners may be able to obtain extra fixed benefits, which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the premiums.

One rider pays additional death benefit if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.


VOTING RIGHTS


As described earlier, all of the assets held in the subaccounts will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life is the legal owner of those shares and has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life will, as required by law, vote the shares of the Series Fund in accordance with voting instructions received from Contract owners at any regular and special shareholders meetings. The Series Fund may not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life will be voted in the same proportion as shares in the respective portfolios for which instructions are received. If the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Series Fund in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following:

(1) election of the Board of Directors of the Series Fund;
(2) ratification of the independent accountant of the Series Fund;
(3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s];
(4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and
(5) any other matter  requiring a vote of the  shareholders  of the Series
    Fund.


Contract owners participating in a portfolio will vote separately on the investment advisory agreement or any change in the portfolio's fundamental investment policy, pursuant to the requirements of Rule 18f-2 under the Investment Company Act of 1940.

The number of Series Fund shares for which a Contract owner may give instructions is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Series Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.


SUBSTITUTION OF SERIES FUND SHARES


Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of any such substitution.


REPORTS TO CONTRACT OWNERS


Once each Contract year (except where the Contract is inforce as fixed extended term insurance or fixed reduced paid-up insurance), Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values and transactions made and specific Contract data that apply only to your particular Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each portfolio.


STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS


The consolidated financial statements of Pruco Life and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of the Account as of December 31, 1998 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.



Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

LITIGATION

Several actions have been brought against Pruco Life alleging that Pruco Life and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify Pruco Life for losses, if any, resulting from such litigation. No other significant litigation is being brought against Pruco Life that would have a material effect on its financial position.

YEAR 2000 COMPLIANCE


The services provided to you as a purchaser of a Variable Life Insurance Contract depend on the smooth functioning of numerous computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming can not distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephone, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.

In addition, the operations of the mutual funds associated with the Variable Life Insurance Contract could experience problems resulting from the Year 2000 issue. Please refer to the respective mutual fund's prospectus for information regarding their approach to Year 2000 concerns. The following describes Prudential's effort to address Year 2000 concerns.

To address this potential problem Prudential, as the parent company of Pruco Life, organized its Year 2000 efforts around the following three areas:

o    BUSINESS SYSTEMS - Computer programs directly used to support our business;

o INFRASTRUCTURE - Computers and other business equipment like telephones and fax machines; and

o    BUSINESS PARTNERS - Year 2000 readiness of essential business partners.

BUSINESS SYSTEMS. The business systems component includes a wide range of computer programs that directly support Prudential's business operations including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June 1999.

INFRASTRUCTURE. As with business applications, we established a specific methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure systems have been tested. Presently a small number of midrange computers, and building and facility systems are still in the testing phase. We expect to have the infrastructure implementation process completed by June 1999.

BUSINESS PARTNERS. Prudential recognizes the importance of determining the Year 2000 readiness of external business relationships especially those that involve electronic data transfer products and services, and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contingency planning is completed. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June 1999.

Prudential believes that the Business Systems, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September, 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.

THE COST OF YEAR 2000 READINESS

Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its total costs to address the Year 2000 issue will total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of Variable Life Insurance Contracts. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not had any material effect on Variable Life Insurance Contracts.

YEAR 2000 RISKS AND CONTINGENCY PLANNING

Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we can not be 100% certain that we are completely prepared, particularly because we can not be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your unit values or processing withdrawals and purchase payments. It is also possible that the mutual funds associated with the Variable Life Insurance Contract will be unable to value their securities, in turn creating difficulties in purchasing or selling shares of the respective mutual fund and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

Most of the operations of the Variable Life Insurance Contract involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.


ADDITIONAL INFORMATION


Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life. Its address and telephone number are set forth on the inside front cover of this prospectus.


FINANCIAL STATEMENTS


The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and Subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                            DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past five years, are shown below.


                           DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., CHAIRMAN AND DIRECTOR. -- Senior Vice President and Chief Actuary, Prudential Individual Insurance Group since 1997; 1995 to 1997:
President of Prudential Select; Prior to 1995: Chief Operating Officer of Prudential Select.

WILLIAM M. BETHKE, DIRECTOR. -- Chief Investment Officer since 1997; Prior to 1997: President, Prudential Capital Markets Group.

IRA J. KLEINMAN, DIRECTOR. -- Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; Prior to 1995:
President, Prudential Select.

ESTHER H. MILNES, PRESIDENT AND DIRECTOR. -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; Prior to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services.

I. EDWARD PRICE, VICE CHAIRMAN AND DIRECTOR. -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, Prudential International Insurance.

KIYOFUMI SAKAGUCHI, DIRECTOR. -- President, Prudential International Insurance Group since 1995; Prior to 1995: Chairman and Chief Executive Officer, The Prudential Life Insurance Co., Ltd.


                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, TREASURER. -- Vice President and Treasurer of Prudential since 1995; Prior to 1995: Managing Director and Assistant Treasurer of Prudential.

JAMES C. DROZANOWSKI, SENIOR VICE PRESIDENT. -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President and Chief Executive Officer of Chase Manhattan Bank; Prior to 1995:
Vice President, North America Customer Services, Chase Manhattan Bank.

CLIFFORD E. KIRSCH, CHIEF LEGAL OFFICER AND SECRETARY. -- Chief Counsel, Variable Products, Law Department of Prudential since 1995; Prior to 1995:
Associate General Counsel with Paine Webber.

FRANK P. MARINO, SENIOR VICE PRESIDENT. -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services.

EDWARD A. MINOGUE, SENIOR VICE PRESIDENT. -- Vice President, Annuity Services, Prudential Investments since 1997; Prior to 1997: Director, Merrill Lynch.

HIROSHI NAKAJIMA, SENIOR VICE PRESIDENT. -- President & Chief Executive Officer, Pruco Life Insurance Company, Taiwan Branch since 1997; Prior to 1997: Senior Managing Director, Prudential Life Insurance Co., Ltd.

IMANTS SAKSONS, SENIOR VICE PRESIDENT. -- Vice President, Compliance, Prudential Individual Financial Services since 1998; Prior to 1998: Vice President, Market Conduct, U.S. Operations, Manulife Financial.

SHIRLEY H. SHAO, SENIOR VICE PRESIDENT AND CHIEF ACTUARY. -- Vice President and Associate Actuary, Prudential.

DENNIS G. SULLIVAN, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER. -- Vice President and Deputy Controller, Prudential since 1998; 1997 to 1998, Vice President and Controller, ContiFinancial Corporation; Prior to 1997, Director, Saloman Brothers.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                                                       FINANCIAL STATEMENTS OF
                                                PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS
December 31,1998

                                                                                       SUBACCOUNTS
                                                       -----------------------------------------------------------------------------

                                                          MONEY         DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                          MARKET           BOND           EQUITY          MANAGED        BALANCED
                                                         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                       -------------   -------------   -------------   -------------   -------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios at net asset value [Note 3]............ $  15,970,080   $  22,871,360   $ 153,498,595   $ 141,351,413   $  46,056,902
                                                       -------------   -------------   -------------   -------------   -------------
  Net Assets                                           $  15,970,080   $  22,871,360   $ 153,498,595   $ 141,351,413   $  46,056,902
                                                       =============   =============   =============   =============   =============
NET ASSETS, representing:
  Equity of contract owners........................... $  15,970,080   $  22,871,360   $ 153,498,595   $ 141,351,413   $  46,056,902
                                                       -------------   -------------   -------------   -------------   -------------
                                                       $  15,970,080   $  22,871,360   $ 153,498,595   $ 141,351,413   $  46,056,902
                                                       =============   =============   =============   =============   =============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A22
                                                                 A1


                                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         SMALL
  HIGH YIELD        STOCK            EQUITY           NATURAL                          GOVERNMENT      PRUDENTIAL     CAPITALIZATION
    BOND            INDEX            INCOME          RESOURCES         GLOBAL           INCOME          JENNISON         STOCK
  PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
--------------   --------------   --------------   --------------   --------------   --------------   --------------  --------------


$    2,140,219   $   11,235,538   $    4,663,728   $    1,435,024   $    1,382,636   $      626,659   $    2,461,159  $    1,056,762
--------------   --------------   --------------   --------------   --------------   --------------   --------------  --------------
$    2,140,219   $   11,235,538   $    4,663,728   $    1,435,024   $    1,382,636   $      626,659   $    2,461,159  $    1,056,762
==============   ==============   ==============   ==============   ==============   ==============   ==============  ==============



$    2,140,219   $   11,235,538   $    4,663,728   $    1,435,024   $    1,382,636   $      626,659   $    2,461,159  $    1,056,762
--------------   --------------   --------------   --------------   --------------   --------------   --------------  --------------
$    2,140,219   $   11,235,538   $    4,663,728   $    1,435,024   $    1,382,636   $      626,659   $    2,461,159  $    1,056,762
==============   ==============   ==============   ==============   ==============   ==============   ==============  ==============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A22
                                                                 A2

                                                       FINANCIAL STATEMENTS OF
                                                PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                                                SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                                      MONEY                             DIVERSIFIED
                                                                      MARKET                                BOND
                                                                    PORTFOLIO                             PORTFOLIO
                                                       -------------------------------------  -------------------------------------
                                                          1998         1997        1996          1998        1997          1996
                                                       -----------  ----------- -----------   ----------- -----------  ------------
INVESTMENT INCOME
   Dividend income..................................   $   835,102  $   836,324 $   808,417   $ 1,391,536 $ 1,601,924  $  1,365,153
                                                       -----------  ----------- -----------   ----------- -----------  ------------
 EXPENSES
   Charges to contract owners for assuming
    mortality risk and expense risk [Note 5A].......        55,810       55,267      55,366        79,178      76,182        73,783
   Reimbursement for excess expenses [Note 5B] .....        (2,476)      (3,473)     (6,730)       (5,487)     (5,282)      (10,368)
                                                       -----------  ----------- -----------   ----------- -----------  ------------
 NET EXPENSES.......................................        53,334       51,794      48,636        73,691      70,900        63,415
                                                       -----------  ----------- -----------   ----------- -----------  ------------
 NET INVESTMENT INCOME (LOSS).......................       781,768      784,530     759,781     1,317,845   1,531,024     1,301,738
                                                       -----------  ----------- -----------   ----------- -----------  ------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Capital gains distributions received ...........             0            0           0        82,393     256,143             0
    Realized gain (loss) on shares redeemed ........             0            0           0        60,094      66,809        43,347
    Net change in unrealized gain (loss)
      on investments................................             0            0           0        22,976    (146,333)     (485,901)
                                                       -----------  ----------- -----------   ----------- -----------  ------------
 NET GAIN (LOSS) ON INVESTMENTS.....................             0            0           0       165,463     176,619      (442,554)
                                                       -----------  ----------- -----------   ----------- -----------  ------------
 NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS........................   $   781,768  $  784,530  $   759,781   $ 1,483,308 $ 1,707,643  $    859,184
                                                       ===========  ==========  ===========   =========== ===========  ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A22
                                                                 A3


                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                FLEXIBLE                                CONSERVATIVE
                   EQUITY                                       MANAGED                                   BALANCED
                  PORTFOLIO                                    PORTFOLIO                                  PORTFOLIO
--------------------------------------------  --------------------------------------------   --------------------------------------
    1998           1997           1996            1998           1997           1996           1998           1997           1996
-------------  -------------  ------------    -------------  ------------   -------------    -----------  -----------   -----------

$   2,814,411  $   3,187,180  $  2,829,543    $   4,501,410  $  3,834,599   $   3,436,833    $ 1,886,966  $ 1,888,751   $ 1,504,600
-------------  -------------  ------------    -------------  ------------   -------------    -----------  -----------   -----------


      539,855        483,733       401,534          483,278        443,641        387,082        155,272       142,257      126,668
     (134,660)      (107,340)     (126,451)        (314,445)      (287,241)      (279,063)       (76,645)      (66,633)     (72,650)
-------------  -------------  ------------    -------------   ------------  -------------    -----------  -----------   -----------
      405,195        376,393       275,083          168,833        156,400        108,019         78,627        75,624       54,018
-------------  -------------  ------------    -------------   ------------  -------------    -----------  -----------   -----------
    2,409,216      2,810,787     2,554,460        4,332,577      3,678,199      3,328,814      1,808,339     1,813,127    1,450,582
-------------  -------------  ------------    -------------   ------------  -------------    -----------  -----------   -----------


   16,795,689      7,940,023    11,007,423       14,260,580     19,922,569     11,065,352      2,695,586     4,545,796    2,350,211
    3,408,087      2,949,502     1,192,928          712,514      1,255,186        549,342        161,339       266,426      104,292

   (9,387,276)    15,968,968     4,650,911       (6,089,816)    (4,223,520)      (803,121)       163,231    (1,618,876)     402,663
-------------  -------------  ------------    -------------   ------------  -------------    -----------   -----------  -----------
   10,816,500     26,858,493    16,851,262        8,883,278     16,954,235     10,811,573      3,020,156     3,193,346    2,857,166
-------------  -------------  ------------    -------------   ------------  -------------    -----------   -----------  -----------

$  13,225,716   $ 29,669,280  $ 19,405,722    $  13,215,855   $ 20,632,434  $  14,140,387    $ 4,828,495   $ 5,006,473  $ 4,307,748
=============   ============  ============    =============   ============  =============    ===========   ===========  ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A22
                                                                 A4


                                                       FINANCIAL STATEMENTS OF
                                                PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                                         SUBACCOUNTS
                                                    --------------------------------------------------------------------------------
                                                                    HIGH YIELD                                STOCK
                                                                       BOND                                   INDEX
                                                                    PORTFOLIO                               PORTFOLIO
                                                    ---------------------------------------  ---------------------------------------
                                                        1998          1997         1996          1998         1997          1996
                                                    ------------  ------------ ------------  ------------ -----------   ------------
INVESTMENT INCOME
   Dividend income...............................   $    211,661  $    203,212 $    193,067  $    121,318 $   113,569   $     99,546
                                                    ------------  ------------ ------------  ------------ -----------   ------------
 EXPENSES
   Charges to contract owners for assuming
    mortality risk and expense risk [Note 5A]....          7,816         7,466        6,864        34,188       26,197        18,542
   Reimbursement for excess expenses [Note 5B] ..              0             0            0             0            0             0
                                                    ------------  ------------ ------------  ------------ -----------   ------------
 NET EXPENSES....................................          7,816         7,466        6,864        34,188       26,197        18,542
                                                    ------------  ------------ ------------  ------------ -----------   ------------
 NET INVESTMENT INCOME (LOSS)....................        203,845       195,746      186,203        87,130       87,372        81,004
                                                    ------------  ------------ ------------  ------------ -----------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Capital gains distributions received ........              0             0            0       171,765      237,151        69,432
    Realized gain (loss) on shares redeemed .....          5,099         2,954         (255)      264,889      199,378        26,711
    Net change in unrealized gain (loss)
      on investments.............................       (265,563)       70,466       15,911     1,894,964    1,512,588       891,077
                                                    ------------  ------------ ------------  ------------ -----------   ------------
 NET GAIN (LOSS) ON INVESTMENTS..................       (260,464)       73,420       15,656     2,331,618    1,949,117       987,220
                                                    ------------  ------------ ------------  ------------ -----------   ------------
 NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS.....................   $    (56,619) $    269,166 $    201,859  $  2,418,748 $ 2,036,489   $  1,068,224
                                                    ============  ============ ============  ============ ===========   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A22
                                                                 A5


                                                     SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                  EQUITY                                        NATURAL
                  INCOME                                       RESOURCES                                    GLOBAL
                 PORTFOLIO                                     PORTFOLIO                                  PORTFOLIO
-------------------------------------------  -------------------------------------------  ------------------------------------------
   1998            1997            1996         1998            1997           1996          1998           1997           1996
------------    -----------     -----------  ------------    -----------    ------------  ------------   -----------    ------------
$    125,396    $    94,263     $    91,474  $     14,132    $    11,074    $     12,990  $     16,927   $    13,090    $     19,171
------------    -----------     -----------  ------------    -----------    ------------  ------------   -----------    ------------


      16,528         12,518           8,941         5,972          7,715           6,608         4,264         3,694           2,518
           0              0               0             0              0               0             0             0               0
------------    -----------     -----------  ------------    -----------    ------------  ------------   -----------    ------------
      16,528         12,518           8,941         5,972          7,715           6,608         4,264         3,694           2,518
------------    -----------     -----------  ------------    -----------    ------------  ------------   -----------    ------------
     108,868         81,745          82,533         8,160          3,359           6,382        12,663         9,396          16,653
------------    -----------     -----------  ------------    -----------    ------------  ------------   -----------    ------------


     280,645        382,984          92,133        92,057        239,014         249,205        57,458        51,660          13,744
      62,840         33,336          10,132       (33,638)        40,949          25,407        25,387         6,455           3,662

    (626,566)       591,189         325,992      (381,691)      (534,111)        196,158       173,653        (9,784)         96,458
------------    -----------     -----------  ------------    -----------    ------------  ------------   -----------    ------------
    (283,081)     1,007,509         428,257      (323,272)      (254,148)        470,770       256,498        48,331         113,864
------------    -----------     -----------  ------------    -----------    ------------  ------------   -----------    ------------

$   (174,213)   $ 1,089,254     $   510,790  $   (315,112)   $  (250,789)   $    477,152  $    269,161   $    57,727    $    130,517
============    ===========     ===========  ============    ===========    ============  ============   ===========    ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A22
                                                                 A6

                                                       FINANCIAL STATEMENTS OF
                                                PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                                      SUBACCOUNTS
                                                   --------------------------------------------------------------------------------
                                                                   GOVERNMENT                             PRUDENTIAL
                                                                     INCOME                                JENNISON
                                                                   PORTFOLIO                              PORTFOLIO
                                                   ---------------------------------------  ---------------------------------------
                                                      1998          1997          1996          1998         1997          1996
                                                   ------------  -----------  ------------  ------------ -----------   ------------
INVESTMENT INCOME
   Dividend income...............................  $     32,527  $    33,731  $     31,327  $      3,759 $     1,979   $        860
                                                   ------------  -----------  ------------  ------------ -----------   ------------
 EXPENSES
   Charges to contract owners for assuming
    mortality risk and expense risk [Note 5A]....         1,966        1,768         1,671         6,023       2,889          1,066
   Reimbursement for excess expenses [Note 5B] ..             0            0             0             0           0              0
                                                   ------------  -----------  ------------  ------------ -----------   ------------
 NET EXPENSES....................................         1,966       1,768          1,671         6,023       2,889          1,066
                                                   ------------  -----------  ------------  ------------ -----------   ------------
 NET INVESTMENT INCOME (LOSS)....................        30,561       31,963        29,656        (2,264)       (910)          (206)
                                                   ------------  -----------  ------------  ------------ -----------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Capital gains distributions received ........             0            0             0        35,756      63,600              0
    Realized gain (loss) on shares redeemed .....         1,778          237           520        11,517       8,562            635
    Net change in unrealized gain (loss)
      on investments.............................        13,989       14,012       (19,539)      516,075     133,987         40,175
                                                   ------------  -----------  ------------  ------------ -----------   ------------
 NET GAIN (LOSS) ON INVESTMENTS..................        15,767       14,249       (19,019)      563,348     206,149         40,810
                                                   ------------  -----------  ------------  ------------ -----------   ------------
 NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS.....................  $     46,328  $    46,212  $     10,637  $    561,084 $   205,239   $     40,604
                                                   ============  ===========  ============  ============ ===========   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A22
                                                                 A7

-------------------------------------------------

                       SMALL
               CAPITALIZATION STOCK
                     PORTFOLIO
-------------------------------------------------
     1998              1997              1996
--------------    -------------     -------------

$        5,594    $       3,695     $       1,994
--------------    -------------     -------------


         3,153            1,939               703
             0                0                 0
--------------    -------------     -------------
         3,153            1,939               703
--------------    -------------     -------------
         2,441            1,756             1,291
--------------    -------------     -------------


        63,147           50,803             6,557
           802            3,430               344

       (79,246)          63,710            28,167
--------------    -------------     -------------
       (15,297)         117,943            35,068
--------------    -------------     -------------

$      (12,856)   $     119,699     $      36,359
==============    =============     =============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A22
                                       A8


                                                       FINANCIAL STATEMENTS OF
                                                PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996

                                                                                      SUBACCOUNTS
                                              -------------------------------------------------------------------------------------

                                                               MONEY                                      DIVERSIFIED
                                                               MARKET                                        BOND
                                                              PORTFOLIO                                   PORTFOLIO
                                              ------------------------------------------  -----------------------------------------
                                                  1998           1997          1996           1998           1997           1996
                                              ------------   ------------  ------------   ------------  -------------  ------------
OPERATIONS
  Net investment income (loss)............... $    781,768   $    784,530  $    759,781   $  1,317,845  $   1,531,024  $  1,301,738
  Capital gains distributions received.......            0              0             0         82,393        256,143             0
  Realized gain (loss) on shares redeemed....            0              0             0         60,094         66,809        43,347
  Net change in unrealized gain (loss) on
    investments..............................            0              0             0         22,976       (146,333)     (485,901)
                                              ------------   ------------  ------------   ------------  -------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.................................      781,768        784,530       759,781      1,483,308      1,707,643       859,184
                                              ------------   ------------  ------------   ------------  -------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 7]...................................     (619,008)      (859,637)     (774,685)     (842,262)     (1,077,204)     (747,162)
                                              ------------   ------------  ------------   ------------  -------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE ACCOUNT
  [Note 8]...................................      (35,056)        26,431       (40,679)      (22,629)         20,104        (1,424)
                                              ------------   ------------  ------------   ------------  -------------  ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS.....................................      127,704        (48,676)      (55,583)       618,417        650,543       110,598

NET ASSETS
  Beginning of year..........................   15,842,376     15,891,052    15,946,635     22,252,943     21,602,400    21,491,802
                                              ------------   ------------  ------------   ------------  -------------  ------------
  End of year................................ $ 15,970,080   $ 15,842,376  $ 15,891,052   $ 22,871,360  $  22,252,943  $ 21,602,400
                                              ============   ============  ============   ============  =============  ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A22
                                                                 A9


                                                  SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------


                                                                FLEXIBLE                                CONSERVATIVE
                   EQUITY                                       MANAGED                                   BALANCED
                 PORTFOLIO                                     PORTFOLIO                                 PORTFOLIO
-------------------------------------------  -------------------------------------------  -----------------------------------------
    1998             1997           1996          1998           1997           1996          1998          1997            1996
------------    ------------   ------------  ------------    ------------   ------------  ------------  ------------   ------------

$  2,409,216    $  2,810,787   $  2,554,460  $  4,332,577    $  3,678,199   $  3,328,814  $  1,808,339  $  1,813,127   $  1,450,582
  16,795,689       7,940,023     11,007,423    14,260,580      19,922,569     11,065,352     2,695,586     4,545,796      2,350,211
   3,408,087       2,949,502      1,192,928       712,514       1,255,186        549,342       161,339       266,426        104,292

  (9,387,276)     15,968,968      4,650,911    (6,089,816)     (4,223,520)      (803,121)      163,231    (1,618,876)       402,663
------------    ------------   ------------  ------------    ------------   ------------  ------------  ------------   ------------



  13,225,716      29,669,280     19,405,722    13,215,855      20,632,434     14,140,387     4,828,495     5,006,473      4,307,748
------------    ------------   ------------  ------------    ------------   ------------  ------------  ------------   ------------





  (7,322,315)     (6,457,147)    (2,590,623)   (4,988,725)     (5,180,609)    (1,978,785)   (1,079,531)   (1,230,865)      (204,807)
------------    ------------   ------------  ------------    ------------   ------------  ------------  ------------   ------------



     (60,272)         12,540         (9,294)      (58,430)        (58,991)        24,234        (5,712)      (23,512)       (70,175)
------------    ------------   ------------  ------------    ------------   ------------  ------------  ------------   ------------


   5,843,129      23,224,673     16,805,805     8,168,700      15,392,834     12,185,836     3,743,252     3,752,096      4,032,766


 147,655,466     124,430,793    107,624,988   133,182,713     117,789,879    105,604,043    42,313,650    38,561,554     34,528,788
------------    ------------   ------------  ------------    ------------   ------------  ------------  ------------   ------------
$153,498,595    $147,655,466   $124,430,793  $141,351,413    $133,182,713   $117,789,879  $ 46,056,902  $ 42,313,650   $ 38,561,554
============    ============   ============  ============    ============   ============  ============  ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A22
                                                                 A10


                                                       FINANCIAL STATEMENTS OF
                                                PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31,1998, 1997 and 1996

                                                                                    SUBACCOUNTS
                                               ------------------------------------------------------------------------------------

                                                                   HIGH
                                                                   YIELD                                    STOCK
                                                                   BOND                                     INDEX
                                                                 PORTFOLIO                                PORTFOLIO
                                               -----------------------------------------   ----------------------------------------
                                                   1998           1997          1996           1998          1997           1996
                                               ------------   ------------  ------------   ------------  ------------   -----------
OPERATIONS
  Net investment income (loss)...............  $    203,845   $    195,746  $    186,203   $     87,130  $     87,372   $    81,004
  Capital gains distributions received.......             0              0             0        171,765       237,151        69,432
  Realized gain (loss) on shares redeemed....         5,099          2,954          (255)       264,889       199,378        26,711
  Net change in unrealized gain (loss) on
    investments..............................      (265,563)        70,466        15,911      1,894,964     1,512,588       891,077
                                               ------------   ------------  ------------   ------------  ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.................................       (56,619)       269,166       201,859      2,418,748     2,036,489     1,068,224
                                               ------------   ------------  ------------   ------------  ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 7]...................................       (46,873)       (48,754)       (8,482)       229,280       441,335       494,766
                                               ------------   ------------  ------------   ------------  ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE ACCOUNT
  [Note 8]...................................        (2,106)        (1,780)         (655)         1,376        (6,993)      (16,223)
                                               ------------   ------------  ------------   ------------  ------------   -----------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS.....................................      (105,598)       218,632       192,722      2,649,404     2,470,831     1,546,767

NET ASSETS
  Beginning of year..........................     2,245,817      2,027,185     1,834,463      8,586,134     6,115,303     4,568,536
                                               ------------   ------------  ------------   ------------  ------------   -----------
  End of year................................  $  2,140,219   $  2,245,817  $  2,027,185   $ 11,235,538  $  8,586,134   $ 6,115,303
                                               ============   ============  ============   ============  ============   ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A22
                                                                 A11


                                                        SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------

                  EQUITY                                       NATURAL
                  INCOME                                      RESOURCES                                   GLOBAL
                PORTFOLIO                                     PORTFOLIO                                  PORTFOLIO
----------------------------------------        --------------------------------------       -------------------------------------
    1998           1997          1996               1998         1997         1996              1998         1997         1996
------------   -----------   -----------        -----------   -----------  -----------       -----------  -----------   ----------
$    108,868   $    81,745   $    82,533        $     8,160   $     3,359  $     6,382       $    12,663  $     9,396   $   16,653
     280,645       382,984        92,133             92,057       239,014      249,205            57,458       51,660       13,744
      62,840        33,336        10,132            (33,638)       40,949       25,407            25,387        6,455        3,662

    (626,566)      591,189       325,992           (381,691)     (534,111)     196,158           173,653       (9,784)      96,458
------------   -----------   -----------        -----------   -----------  -----------       -----------  -----------   ----------



    (174,213)    1,089,254       510,790           (315,112)     (250,789)     477,152           269,161       57,727      130,517
------------   -----------   -----------        -----------   -----------  -----------       -----------  -----------   ----------





     548,059       257,144       129,405           (152,537)        3,642      147,039            24,818      123,644      225,265
------------   -----------   -----------        -----------   -----------  -----------       -----------  -----------   ----------



       1,939        (4,432)      (14,464)            (6,884)        5,073      (14,433)           (5,174)      (4,949)     (18,747)
------------   -----------   -----------        -----------   -----------  -----------       -----------  -----------   ----------


     375,785     1,341,966       625,731           (474,533)     (242,074)     609,758           288,805      176,422      337,035


   4,287,943     2,945,977     2,320,246          1,909,557     2,151,631    1,541,873         1,093,831      917,409      580,374
------------   -----------   -----------        -----------   -----------  -----------       -----------  -----------   ----------
$  4,663,728   $ 4,287,943   $ 2,945,977        $ 1,435,024   $ 1,909,557  $ 2,151,631       $ 1,382,636  $ 1,093,831   $  917,409
============   ===========   ===========        ===========   ===========  ===========       ===========  ===========   ==========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A22
                                                                 A12

                                                       FINANCIAL STATEMENTS OF
                                                PRUCO LIFE VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31,1998, 1997 and 1996

                                                                                   SUBACCOUNTS
                                                  ---------------------------------------------------------------------------------

                                                              GOVERNMENT                                    PRUDENTIAL
                                                                INCOME                                       JENNISON
                                                               PORTFOLIO                                    PORTFOLIO
                                                  --------------------------------             ------------------------------------
                                                     1998        1997       1996                   1998         1997       1996
                                                  ---------   ---------  ---------             -----------  -----------   ---------
OPERATIONS
  Net investment income (loss)..................  $  30,561   $  31,963  $  29,656             $    (2,264) $      (910)  $    (206)
  Capital gains distributions received..........          0           0          0                  35,756       63,600           0
  Realized gain (loss) on shares redeemed.......      1,778         237        520                  11,517        8,562         635
  Net change in unrealized gain (loss) on
    investments.................................     13,989      14,012    (19,539)                516,075      133,987      40,175
                                                  ---------   ---------  ---------             -----------  -----------   ---------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS....................................     46,328      46,212     10,637                 561,084      205,239      40,604
                                                  ---------   ---------  ---------             -----------  -----------   ---------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 7]......................................     52,673     (16,804)    22,080                 752,667      389,469     423,154
                                                  ---------   ---------  ---------             -----------  -----------   ---------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE ACCOUNT
  [Note 8]......................................     (1,052)        571     (2,408)                  2,620      (11,580)      7,912
                                                  ---------   ---------  ---------             -----------  -----------   ---------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS........................................     97,949      29,979     30,309               1,316,371      583,128     471,670

NET ASSETS
  Beginning of year.............................    528,710     498,731    468,422               1,144,788      561,660      89,990
                                                  ---------   ---------  ---------             -----------  -----------   ---------
  End of year...................................  $ 626,659   $ 528,710  $ 498,731             $ 2,461,159  $ 1,144,788   $ 561,660
                                                  =========   =========  =========             ===========  ===========   =========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A22
                                                                 A13

--------------------------------------------------
                       SMALL
                  CAPITALIZATION
                       STOCK
                     PORTFOLIO
--------------------------------------------------
     1998              1997             1996
---------------   ---------------  ---------------

$         2,441   $         1,756  $         1,291
         63,147            50,803            6,557
            802             3,430              344

        (79,246)           63,710           28,167
---------------   ---------------  ---------------



        (12,856)          119,699           36,359
---------------   ---------------  ---------------





        309,725           258,740          280,751
---------------   ---------------  ---------------



           (156)           (1,517)          (7,047)
---------------   ---------------  ---------------


        296,713           376,922          310,063


        760,049           383,127           73,064
---------------   ---------------  ---------------
$     1,056,762   $       760,049  $       383,127
===============   ===============  ===============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A22
                                       A14

                        NOTES TO FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE INSURANCE ACCOUNT
                                DECEMBER 31, 1998

NOTE 1: GENERAL

        Pruco Life Variable Insurance Account ("the Account") was established on November 10, 1982 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are thirteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

        New sales of the product which invests in the Account were discontinued as of January 1, 1992. However, premium payments made by contract owners existing at that date will continue to be received by the Account.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

        Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.


                                      A15

NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

        The net asset value per share (rounded) for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1998 were as follows:

                                                                              PORTFOLIOS
                                  --------------------------------------------------------------------------------------------------

                                       MONEY            DIVERSIFIED                                 FLEXIBLE         CONSERVATIVE
                                       MARKET               BOND               EQUITY               MANAGED            BALANCED
                                  -----------------   -----------------   -----------------    ------------------   ----------------
Number of shares:                         1,597,008           2,067,716           5,179,324             8,535,322          3,054,058
Net asset value per share
 (rounded):                       $           10.00   $           11.06   $           29.64    $            16.56   $          15.08
Cost:                             $      15,970,080   $      22,091,007   $     106,281,151    $      134,091,959   $     43,339,921

                                                                        PORTFOLIOS (CONTINUED)
                                  --------------------------------------------------------------------------------------------------

                                     HIGH YIELD            STOCK               EQUITY               NATURAL
                                        BOND               INDEX               INCOME              RESOURCES            GLOBAL
                                  ------------------  ------------------  ------------------   -------------------  ----------------
Number of shares:                           296,927             297,709             232,808               119,750             65,352
Net asset value per share
 (rounded):                       $            7.21   $           37.74   $           20.03    $            11.98   $          21.16
Cost:                             $       2,353,956   $       5,454,180   $       4,149,358    $        1,855,928   $      1,084,395

                                                     PORTFOLIOS (CONTINUED)
                                  ----------------------------------------------------------
                                                                               SMALL
                                     GOVERNMENT          PRUDENTIAL        CAPITALIZATION
                                       INCOME             JENNISON             STOCK
                                  ------------------  ------------------  ------------------
Number of shares:                            52,791             102,948              71,837
Net asset value per share
 (rounded):                       $           11.87   $           23.91   $           14.71
Cost:                             $         604,387   $       1,767,444   $       1,040,969


NOTE 4: CONTRACT OWNER UNIT INFORMATION

        Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 1998 were as follows:

                                                                            SUBACCOUNTS
                                    ------------------------------------------------------------------------------------------------

                                         MONEY            DIVERSIFIED                              FLEXIBLE           CONSERVATIVE
                                        MARKET               BOND               EQUITY              MANAGED             BALANCED
                                       PORTFOLIO          PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO
                                    ---------------    ----------------    ----------------    -----------------   -----------------
Contract Owner Units Outstanding...       6,302,445           5,748,031          17,329,788           23,221,203           9,504,283
Unit Value......................... $       2.53395    $        3.97899    $        8.85750    $         6.08717   $         4.84591
                                    ---------------    ----------------    ----------------    -----------------   -----------------
TOTAL CONTRACT OWNER EQUITY ....... $    15,970,080    $     22,871,360    $    153,498,595    $     141,351,413   $      46,056,902
                                    ===============    ================    ================    =================   =================

                                                                          SUBACCOUNTS (CONTINUED)
                                    ------------------------------------------------------------------------------------------------

                                       HIGH YIELD            STOCK               EQUITY             NATURAL
                                         BOND                INDEX               INCOME            RESOURCES             GLOBAL
                                       PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                                    --------------     ---------------     ---------------     ----------------    ----------------
Contract Owner Units Outstanding...        870,192           2,110,618           1,078,378              645,500             778,051
Unit Value ........................ $      2.45948     $       5.32334     $       4.32476     $        2.22312    $        1.77705
                                    --------------     ---------------     ---------------     ----------------    ----------------
TOTAL CONTRACT OWNER EQUITY ....... $    2,140,219     $    11,235,538     $     4,663,728     $      1,435,024    $      1,382,636
                                    ==============     ===============     ===============     ================    ================

                                                    SUBACCOUNTS (CONTINUED)
                                    ----------------------------------------------------------
                                                                                  SMALL
                                      GOVERNMENT           PRUDENTIAL         CAPITALIZATION
                                        INCOME              JENNISON              STOCK
                                       PORTFOLIO           PORTFOLIO            PORTFOLIO
                                    ----------------    -----------------    -----------------
Contract Owner Units Outstanding...          284,778              958,716              599,888
Unit Value ........................ $        2.20052    $         2.56714    $         1.76160
                                    ----------------    -----------------    -----------------
TOTAL CONTRACT OWNER EQUITY ....... $        626,659    $       2,461,159    $       1,056,762
                                    ================    =================    =================

                                      A16

NOTE 5: CHARGES AND EXPENSES

        A. Mortality Risk and Expense Risk Charges

           The mortality risk and expense risk charges, at an effective annual rate of 0.35%, are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life.

        B. Expense Reimbursement

           Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life for expenses in excess of 0.40% of the average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, and Conservative Balanced Portfolios of the Series Fund.

        C. Cost of Insurance Charges

           Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes; (2) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to charges for the costs of administering the contract and to compensate Pruco Life for the guaranteed minimum death benefit risk.

NOTE 6: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                      A17

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

        The following amounts represent components of contract owner activity for the years ended December 31, 1998 and 1997:

                                                                                 SUBACCOUNTS
                                                                         ---------------------------

                                                                            MONEY MARKET PORTFOLIO
                                                                         ---------------------------
                                                                            1998             1997
                                                                         -----------      -----------
        Contract Owner Net Payments ................................     $ 1,322,618      $ 1,445,070
        Policy Loans ...............................................        (313,132)        (212,946)
        Policy Loan Repayments and Interest ........................         234,656          248,612
        Surrenders, Withdrawals and Death Benefits .................        (936,683)      (1,353,770)
        Net Transfers From (To) Other Subaccounts or Fixed
         Rate Options ..............................................        (418,669)        (461,651)
        Administrative and Other Charges ...........................        (507,791)        (524,952)
V                                                                        -----------      -----------
        Net Increase (Decrease) in Net Assets Resulting from Premium
         Payments and Other Operating Transfers ....................     $  (619,008)     $  (859,637)
                                                                         ===========      ===========

                                                                            SUBACCOUNTS (CONTINUED)
                                                                         ----------------------------

                                                                          DIVERSIFIED BOND PORTFOLIO
                                                                         ----------------------------
                                                                            1998             1997
                                                                         -----------      -----------
        Contract Owner Net Payments.................................     $ 1,595,070      $ 1,747,896
        Policy Loans................................................        (282,862)        (349,385)
        Policy Loan Repayments and Interest.........................         297,831          298,282
        Surrenders, Withdrawals and Death Benefits..................      (1,351,070)      (1,454,231)
        Net Transfers From (To) Other Subaccounts or Fixed
         Rate Options...............................................        (430,103)        (629,526)
        Administrative and Other Charges............................        (671,128)        (690,240)
        Net Increase (Decrease) in Net Assets Resulting from Premium
         Payments and Other Operating Transfers.....................     $  (842,262)     $(1,077,204)
                                                                         ===========      ===========

                                                                            SUBACCOUNTS (CONTINUED)
                                                                         ----------------------------

                                                                               EQUITY PORTFOLIO
                                                                         ----------------------------
                                                                             1998            1997
                                                                         ------------     -----------
        Contract Owner Net Payments..................................    $  7,360,756     $ 7,487,495
        Policy Loans.................................................      (3,636,114)     (2,897,273)
        Policy Loan Repayments and Interest..........................       2,141,237       1,978,021
        Surrenders, Withdrawals and Death Benefits...................      (9,043,143)     (9,674,305)
        Net Transfers From (To) Other Subaccounts or Fixed
         Rate Options................................................        (282,441)        325,798
        Administrative and Other Charges.............................      (3,862,610)     (3,676,883)
                                                                         ------------     -----------
        Net Increase (Decrease) in Net Assets Resulting from Premium
         Payments and Other Operating Transfers......................    $ (7,322,315)    $(6,457,147)
                                                                         ============     ===========

                                                                            SUBACCOUNTS (CONTINUED)
                                                                         ----------------------------

                                                                          FLEXIBLE MANAGED PORTFOLIO
                                                                         ----------------------------
                                                                             1998            1997
                                                                         ------------     -----------
        Contract Owner Net Payments..................................    $  8,612,537     $ 9,052,222
        Policy Loans.................................................      (2,701,248)     (2,485,575)
        Policy Loan Repayments and Interest..........................       1,800,055       1,644,384
        Surrenders, Withdrawals and Death Benefits...................      (7,981,571)     (8,842,066)
        Net Transfers From (To) Other Subaccounts or Fixed
         Rate Options................................................        (777,960)       (691,350)
        Administrative and Other Charges.............................      (3,940,538)     (3,858,224)
                                                                         ------------     -----------
        Net Increase (Decrease) in Net Assets Resulting from Premium
         Payments and Other Operating Transfers......................    $ (4,988,725)    $(5,180,609)
                                                                         ============     ===========

                                      A18

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS (CONTINUED)

                                                                                                     SUBACCOUNTS (CONTINUED)
                                                                                               -------------------------------------
                                                                                                          CONSERVATIVE
                                                                                                       BALANCED PORTFOLIO
                                                                                               -------------------------------------
                                                                                                      1998               1997
                                                                                               -----------------   ----------------
            Contract Owner Net Payments....................................................    $       3,347,001   $      3,550,385
            Policy Loans...................................................................             (878,487)          (721,192)
            Policy Loan Repayments and Interest............................................              535,439            516,697
            Surrenders, Withdrawals and Death Benefits.....................................           (2,313,629)        (2,814,526)
            Net Transfers From (To) Other Subaccounts or Fixed
             Rate Options..................................................................             (281,256)          (281,644)
            Administrative and Other Charges...............................................           (1,488,599)        (1,480,585)
                                                                                               -----------------   ----------------
            Net Increase (Decrease) in Net Assets Resulting from Premium
             Payments and Other Operating Transfers........................................    $      (1,079,531)  $     (1,230,865)
                                                                                               =================   ================

                                                                                                     SUBACCOUNTS (CONTINUED)
                                                                                               -------------------------------------

                                                                                                   HIGH YIELD BOND PORTFOLIO
                                                                                               -------------------------------------
                                                                                                      1998               1997
                                                                                               -----------------   ----------------
            Contract Owner Net Payments....................................................    $         188,863   $        208,258
            Policy Loans...................................................................              (45,239)           (37,680)
            Policy Loan Repayments and Interest............................................               30,384             28,120
            Surrenders, Withdrawals and Death Benefits.....................................             (127,952)          (160,755)
            Net Transfers From (To) Other Subaccounts or Fixed
             Rate Options..................................................................              (17,026)            (9,028)
            Administrative and Other Charges...............................................              (75,903)           (77,669)
            Net Increase (Decrease) in Net Assets Resulting from Premium
             Payments and Other Operating Transfers........................................    $         (46,873)  $        (48,754)
                                                                                               =================   ================

                                                                                                     SUBACCOUNTS (CONTINUED)
                                                                                               -------------------------------------

                                                                                                     STOCK INDEX PORTFOLIO
                                                                                               -------------------------------------
                                                                                                      1998               1997
                                                                                               -----------------   ----------------
            Contract Owner Net Payments....................................................    $         573,084   $        615,209
            Policy Loans...................................................................             (259,669)          (231,311)
            Policy Loan Repayments and Interest............................................              144,171             71,414
            Surrenders, Withdrawals and Death Benefits.....................................             (651,120)          (445,663)
            Net Transfers From (To) Other Subaccounts or Fixed
             Rate Options..................................................................              705,081            679,608
            Administrative and Other Charges...............................................             (282,267)          (247,922)
                                                                                               -----------------   ----------------
            Net Increase (Decrease) in Net Assets Resulting from Premium
             Payments and Other Operating Transfers........................................    $         229,280   $        441,335
                                                                                               =================   ================


                                                                                                     SUBACCOUNTS (CONTINUED)
                                                                                               -------------------------------------

                                                                                                    EQUITY INCOME PORTFOLIO
                                                                                               -------------------------------------
                                                                                                      1998               1997
                                                                                               -----------------   ----------------
            Contract Owner Net Payments....................................................    $         302,805   $        267,363
            Policy Loans...................................................................             (128,223)          (100,894)
            Policy Loan Repayments and Interest............................................               80,336             45,929
            Surrenders, Withdrawals and Death Benefits.....................................             (217,914)          (216,492)
             Net Transfers From (To) Other Subaccounts or Fixed
             Rate Options..................................................................              651,002            375,391
            Administrative and Other Charges...............................................             (139,947)          (114,153)
                                                                                               -----------------   ----------------
            Net Increase (Decrease) in Net Assets Resulting from Premium
             Payments and Other Operating Transfers...............................             $         548,059   $        257,144
                                                                                               =================   ================

                                      A19

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS (CONTINUED)

                                                                                                     SUBACCOUNTS (CONTINUED)
                                                                                               -------------------------------------

                                                                                                  NATURAL RESOURCES PORTFOLIO
                                                                                               -------------------------------------
                                                                                                      1998               1997
                                                                                               -----------------   ----------------
            Contract Owner Net Payments....................................................    $         198,505   $        214,991
            Policy Loans...................................................................              (40,230)           (67,912)
            Policy Loan Repayments and Interest............................................               29,651             54,198
            Surrenders, Withdrawals and Death Benefits.....................................              (85,717)          (172,949)
             Net Transfers From (To) Other Subaccounts or Fixed
             Rate Options..................................................................             (194,436)            52,919
            Administrative and Other Charges...............................................              (60,311)           (77,605)
                                                                                               -----------------   ----------------
             Net Increase (Decrease) in Net Assets Resulting from Premium
             Payments and Other Operating Transfers........................................    $        (152,537)  $          3,642
                                                                                               =================   ================

                                                                                                     SUBACCOUNTS (CONTINUED)
                                                                                               -------------------------------------

                                                                                                        GLOBAL PORTFOLIO
                                                                                               -------------------------------------
                                                                                                      1998               1997
                                                                                               -----------------   ----------------
            Contract Owner Net Payments....................................................    $          89,117   $         89,572
            Policy Loans...................................................................              (35,881)           (27,984)
            Policy Loan Repayments and Interest............................................               32,407             13,484
            Surrenders, Withdrawals and Death Benefits.....................................              (66,249)           (82,874)
            Net Transfers From (To) Other Subaccounts or Fixed
             Rate Options..................................................................               37,982            161,137
            Administrative and Other Charges...............................................              (32,558)           (29,691)
                                                                                               -----------------   ----------------
            Net Increase (Decrease) in Net Assets Resulting from Premium
             Payments and Other Operating Transfers........................................    $          24,818   $        123,644
                                                                                               =================   ================

                                                                                                     SUBACCOUNTS (CONTINUED)
                                                                                               -------------------------------------

                                                                                                  GOVERNMENT INCOME PORTFOLIO
                                                                                               -------------------------------------
                                                                                                      1998               1997
                                                                                               -----------------   ----------------
            Contract Owner Net Payments....................................................    $          51,091   $         54,786
            Policy Loans...................................................................               (8,302)           (10,764)
            Policy Loan Repayments and Interest............................................               19,533              7,568
            Surrenders, Withdrawals and Death Benefits.....................................              (39,281)           (27,869)
            Net Transfers From (To) Other Subaccounts or Fixed
             Rate Options..................................................................               49,902            (20,796)
            Administrative and Other Charges...............................................              (20,270)           (19,729)
                                                                                               -----------------   ----------------
            Net Increase (Decrease) in Net Assets Resulting from Premium
             Payments and Other Operating Transfers........................................    $          52,673   $        (16,804)
                                                                                               =================   ================

                                                                                                     SUBACCOUNTS (CONTINUED)
                                                                                               -------------------------------------

                                                                                                 PRUDENTIAL JENNISON PORTFOLIO
                                                                                               -------------------------------------
                                                                                                      1998               1997
                                                                                               -----------------   ----------------
            Contract Owner Net Payments....................................................    $         106,024   $         63,200
            Policy Loans...................................................................              (35,322)           (22,782)
            Policy Loan Repayments and Interest............................................               30,770             12,220
            Surrenders, Withdrawals and Death Benefits.....................................              (92,530)           (38,944)
            Net Transfers From (To) Other Subaccounts or Fixed
             Rate Options..................................................................              785,646            397,341
            Administrative and Other Charges...............................................              (41,921)           (21,566)
                                                                                               -----------------   ----------------
            Net Increase (Decrease) in Net Assets Resulting from Premium
             Payments and Other Operating Transfers........................................    $         752,667   $        389,469
                                                                                               =================   ================

                                      A20

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS (CONTINUED)

                                                                                                     SUBACCOUNTS (CONTINUED)
                                                                                               -------------------------------------
                                                                                                      SMALL CAPITALIZATION
                                                                                                        STOCK PORTFOLIO
                                                                                               -------------------------------------
                                                                                                      1998               1997
                                                                                               -----------------   ----------------
            Contract Owner Net Payments....................................................    $          60,847   $         43,640
            Policy Loans...................................................................              (23,135)           (13,567)
            Policy Loan Repayments and Interest............................................               21,527              9,008
            Surrenders, Withdrawals and Death Benefits.....................................              (29,449)           (36,946)
            Net Transfers From (To) Other Subaccounts or Fixed
             Rate Options..................................................................              303,098            271,858
            Administrative and Other Charges...............................................              (23,163)           (15,253)
                                                                                               -----------------   ----------------
            Net Increase (Decrease) in Net Assets Resulting from Premium
             Payments and Other Operating Transfers........................................    $         309,725   $        258,740
                                                                                               =================   ================

NOTE 8: NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

        The increase (decrease) in net assets retained in the Account represents the net contributions (withdrawals) of Pruco Life to the Account. Effective October 13, 1998, Pruco Life no longer maintains a position in the Account. Previously, Pruco Life maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

NOTE 9: UNIT ACTIVITY

        Transactions in units (including transfers among subaccounts) for the years ended December 31, 1998, 1997 and 1996 were as follows:

                                                                                  SUBACCOUNTS
                                              -------------------------------------------------------------------------------------

                                                                MONEY                                    DIVERSIFIED
                                                           MARKET PORTFOLIO                            BOND PORTFOLIO
                                              --------------------------------------       ----------------------------------------
                                                 1998           1997          1996            1998          1997            1996
                                              ----------     ----------    ----------      ----------    ----------      ----------
        Contract Owner Contributions:            807,373      1,004,793     1,030,442         535,292       603,016         746,053
        Contract Owner Redemptions:           (1,057,789)    (1,370,460)   (1,377,954)       (754,248)     (905,660)       (972,541)
                                              ----------     ----------    ----------      ----------    ----------      ----------


                                                                            SUBACCOUNTS (CONTINUED)
                                              -------------------------------------------------------------------------------------

                                                                                                          FLEXIBLE
                                                          EQUITY PORTFOLIO                             MANAGED PORTFOLIO
                                              ---------------------------------------      ----------------------------------------
                                                 1998           1997          1996             1998         1997            1996
                                              ----------     ----------    ----------      ----------    ----------      ----------
        Contract Owner Contributions:          1,249,204      1,545,087     2,115,423       1,918,701     2,270,423       2,801,879
        Contract Owner Redemptions:           (2,093,627)    (2,411,780)   (2,545,556)     (2,777,943)   (3,271,427)     (3,253,818)


                                                                            SUBACCOUNTS (CONTINUED)
                                              -------------------------------------------------------------------------------------

                                                            CONSERVATIVE                                 HIGH YIELD
                                                          BALANCED PORTFOLIO                           BOND PORTFOLIO
                                              ---------------------------------------      ----------------------------------------
                                                 1998           1997          1996             1998         1997            1996
                                              ----------     ----------    ----------      ----------    ----------      ----------
        Contract Owner Contributions:            928,518      1,112,426     1,329,879         126,043       135,173         178,674
        Contract Owner Redemptions:           (1,162,098)    (1,410,161)   (1,387,011)       (143,504)     (155,168)       (181,912)


                                                                             SUBACCOUNTS (CONTINUED)
                                              -------------------------------------------------------------------------------------

                                                                STOCK                                     EQUITY
                                                            INDEX PORTFOLIO                          INCOME PORTFOLIO
                                              ---------------------------------------      ----------------------------------------
                                                 1998           1997          1996             1998         1997            1996
                                              ----------     ----------    ----------      ----------    ----------      ----------
        Contract Owner Contributions:            356,345        458,877       473,039         255,364       201,161         207,204
        Contract Owner Redemptions:             (309,880)      (338,843)     (295,730)       (141,479)     (136,671)       (161,396)

                                                                 A21

                                                                         SUBACCOUNTS (CONTINUED)
                                              -------------------------------------------------------------------------------------

                                                              NATURAL
                                                          RESOURCES PORTFOLIO                         GLOBAL PORTFOLIO
                                              ---------------------------------------      ----------------------------------------
                                                 1998           1997          1996             1998         1997            1996
                                              ----------     ----------    ----------      ----------    ----------      ----------
        Contract Owner Contributions:            118,576        161,106       185,742         164,588       223,119         272,485
        Contract Owner Redemptions:             (179,705)      (158,127)     (133,534)       (151,159)     (136,413)        (88,900)


                                                                             SUBACCOUNTS (CONTINUED)
                                              -------------------------------------------------------------------------------------
                                                               GOVERNMENT                               PRUDENTIAL
                                                            INCOME PORTFOLIO                        JENNISON PORTFOLIO
                                              ---------------------------------------      ----------------------------------------
                                                 1998           1997          1996             1998         1997            1996
                                              ----------     ----------    ----------      ----------    ----------      ----------
        Contract Owner Contributions:             74,374         39,198        53,827         449,361       319,764         380,827
        Contract Owner Redemptions:              (50,219)       (47,931)      (40,948)       (100,469)      (93,798)        (61,381)


                                                        SUBACCOUNTS (CONTINUED)
                                              ---------------------------------------
                                                                SMALL
                                                            CAPITALIZATION
                                                           STOCK PORTFOLIO
                                              ---------------------------------------
                                                 1998           1997          1996
                                              ----------     ----------    ----------
        Contract Owner Contributions:            258,139        224,200       240,646
        Contract Owner Redemptions:              (84,895)       (64,522)      (26,692)

NOTE 10: PURCHASES AND SALES OF INVESTMENTS

         The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 1998 were as follows:

                                                                               PORTFOLIOS
                                      ----------------------------------------------------------------------------------------------

                                            MONEY          DIVERSIFIED                             FLEXIBLE         CONSERVATIVE
                                           MARKET              BOND              EQUITY            MANAGED            BALANCED
                                      ----------------- ----------------- -------------------  ----------------  -------------------
         Purchases ..............     $        515,286   $       416,197   $         566,864   $       656,563   $          629,683
         Sales ..................     $     (1,222,685)  $    (1,354,779)  $      (8,354,646)  $    (5,872,550)  $       (1,793,553)


                                                                         PORTFOLIOS (CONTINUED)
                                      ----------------------------------------------------------------------------------------------

                                         HIGH YIELD           STOCK              EQUITY            NATURAL
                                            BOND              INDEX              INCOME           RESOURCES            GLOBAL
                                     ----------------- ----------------- -------------------  ----------------  -------------------
         Purchases ..............     $        144,054   $       773,769   $         827,789   $        93,950   $          154,337
         Sales ..................     $       (200,850)  $      (548,156)  $        (291,125)  $      (259,343)  $         (138,956)


                                                      PORTFOLIOS (CONTINUED)
                                      -------------------------------------------------------
                                                                                 SMALL
                                         GOVERNMENT         PRUDENTIAL       CAPITALIZATION
                                           INCOME            JENNISON            STOCK
                                      ----------------- ----------------- -------------------
         Purchases ..............     $        108,933   $       818,394   $         359,593
         Sales ..................     $        (59,279)  $       (69,131)  $         (42,892)

                                      A22

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Pruco Life Variable Insurance Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Prudential Jennison Portfolio and Small Capitalization Stock Portfolio) of the Pruco Life Variable Insurance Account at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1998, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
March 19, 1999


                                      A23


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 1998 and 1997 (In Thousands)
--------------------------------------------------------------------------------

                                                                                  1998            1997
                                                                              ------------    ------------
ASSETS
Fixed maturities
    Available for sale, at fair value (amortized cost, 1998: $2,738,654;
         1997: $2,526,554)                                                    $  2,763,926    $  2,563,852
    Held to maturity, at amortized cost (fair value, 1998: $421,845; 1997:
         $350,056)                                                                 410,558         338,848
Equity securities - available for sale, at fair value (cost, 1998: $2,951;           2,847           1,982
1997: $1,289)
Mortgage loans on real estate                                                       17,354          22,787
Policy loans                                                                       766,917         703,955
Short-term investments                                                             240,727         316,355
Other long-term investments                                                          1,047           1,317
                                                                              ------------    ------------
               Total investments                                                 4,203,376       3,949,096
Cash                                                                                89,679          71,358
Deferred policy acquisition costs                                                  861,713         655,242
Accrued investment income                                                           61,114          67,000
Other assets                                                                        65,145          86,692
Separate Account assets                                                         11,531,754       8,022,079
                                                                              ------------    ------------
TOTAL ASSETS                                                                  $ 16,812,781    $ 12,851,467
                                                                              ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                               $  2,696,191    $  2,380,460
Future policy benefits and other policyholder liabilities                          534,599         472,460
Cash collateral for loaned securities                                               73,336         143,421
Securities sold under agreement to repurchase                                       49,708              --
Income taxes payable                                                                44,524          71,703
Net deferred income tax liability                                                  148,834         138,483
Payable to affiliate                                                                66,568          70,375
Other liabilities                                                                   55,038         120,260
Separate Account liabilities                                                    11,490,751       7,948,788
                                                                              ------------    ------------
Total liabilities                                                               15,159,549      11,345,950
                                                                              ------------    ------------
Contingencies (See Note 11)
Stockholder's Equity
Common stock, $10 par value;
    1,000,000 shares, authorized;
    250,000 shares, issued and outstanding at
    December 31, 1998 and 1997                                                       2,500           2,500
Paid-in-capital                                                                    439,582         439,582
Retained earnings                                                                1,202,833       1,050,871

Accumulated other comprehensive income
    Net unrealized investment gains                                                  9,902          17,129
    Foreign currency translation adjustments                                        (1,585)         (4,565)
                                                                              ------------    ------------
Accumulated other comprehensive income                                               8,317          12,564
                                                                              ------------    ------------
Total stockholder's equity                                                       1,653,232       1,505,517
                                                                              ------------    ------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                     $ 16,812,781    $ 12,851,467
                                                                              ============    ============

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations
Years Ended December 31, 1998, 1997 and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                    1998                1997                1996
                                                                  ---------           ---------           ---------
REVENUES
Premiums                                                          $  57,467           $  49,496           $  51,525
Policy charges and fee income                                       364,719             330,292             324,976
Net investment income                                               261,430             259,634             247,328
Realized investment gains, net                                       44,841              10,974              10,835
Other income                                                         41,267              33,801              20,818
                                                                  ---------           ---------           ---------

Total revenues                                                      769,724             684,197             655,482
                                                                  ---------           ---------           ---------

BENEFITS AND EXPENSES

Policyholders' benefits                                             186,527             179,419             186,873
Interest credited to policyholders' account balances                118,935             110,815             118,246
General, administrative and other expenses                          228,067             225,721             122,006
                                                                  ---------           ---------           ---------

Total benefits and expenses                                         533,529             515,955             427,125
                                                                  ---------           ---------           ---------

Income from operations before income taxes                          236,195             168,242             228,357
                                                                  ---------           ---------           ---------

Income taxes
   Current                                                           69,768              73,326              60,196
   Deferred                                                          14,465             (11,458)             18,939
                                                                  ---------           ---------           ---------

Total income taxes                                                   84,233              61,868              79,135
                                                                  ---------           ---------           ---------

NET INCOME                                                          151,962             106,374             149,222
                                                                  ---------           ---------           ---------


Other comprehensive income, net of tax:

     Unrealized gains on securities, net of
       reclassification adjustment                                   (7,227)              3,025             (17,952)

     Foreign currency translation adjustments                         2,980              (2,863)               (482)
                                                                  ---------           ---------           ---------

Other comprehensive income                                           (4,247)                162             (18,434)
                                                                  ---------           ---------           ---------

TOTAL COMPREHENSIVE INCOME                                        $ 147,715           $ 106,536           $ 130,788
                                                                  =========           =========           =========

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                                                      Accumulated
                                                                                                         other            Total
                                                      Common          Paid-in-         Retained      comprehensive     stockholder's
                                                      stock           capital          earnings         income            equity
                                                   -----------      -----------      -----------     -------------     -------------
Balance, January 1, 1996                           $     2,500      $   439,582      $   795,275      $    30,836       $ 1,268,193

    Net income                                              --               --          149,222               --           149,222

    Change in foreign currency
      translation adjustments                               --               --               --             (482)             (482)

    Change in net unrealized
      investment gains, net of
      reclassification  adjustment                          --               --               --          (17,952)          (17,952)

                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1996                               2,500          439,582          944,497           12,402         1,398,981

    Net income                                              --               --          106,374               --           106,374

    Change in foreign currency
      translation adjustments                               --               --               --           (2,863)           (2,863)

    Change in net unrealized
      investment gains, net of
      reclassification adjustment                           --               --               --            3,025             3,025
                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1997                               2,500          439,582        1,050,871           12,564         1,505,517

    Net income                                              --               --          151,962               --           151,962

    Change in foreign currency
      translation adjustments                               --               --               --            2,980             2,980

    Change in net unrealized
      investment gains, net  of
      reclassification adjustment                           --               --               --           (7,227)           (7,227)

                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1998                         $     2,500      $   439,582      $ 1,202,833      $     8,317       $ 1,653,232

                                                   ===========      ===========      ===========      ===========       ============

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                                    1998                1997                1996
                                                                                -----------         -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                      $   151,962         $   106,374         $   149,222
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                                  (47,230)            (40,783)            (50,286)
     Interest credited to policyholders' account balances                           118,935             110,815             118,246
     Realized investment gains, net                                                 (44,841)            (10,974)            (10,835)
     Amortization and other non-cash items                                           18,611             (31,181)             29,334
     Change in:
         Future policy benefits and other policyholders' liabilities                 62,139              39,683              54,176
         Accrued investment income                                                    5,886              (4,890)             (2,248)
         Separate Accounts                                                           32,288             (13,894)            (38,025)
         Payable to affiliate                                                        (3,807)             20,547              16,519
         Policy loans                                                               (62,962)            (64,173)            (70,509)
         Deferred policy acquisition costs                                         (206,471)            (22,083)            (66,183)
         Income taxes payable                                                       (27,179)             78,894                (816)
         Deferred income tax liability                                               10,351             (10,477)              7,912
         Other, net                                                                 (43,675)             34,577               7,814
                                                                                -----------         -----------         -----------
Cash Flows (Used In) From Operating Activities                                      (35,993)            192,435             144,321
                                                                                -----------         -----------         -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                                 5,429,396           2,828,665           3,886,254
               Held to maturity                                                      74,767             138,626             138,127
         Equity securities                                                            4,101               6,939               7,527
         Mortgage loans on real estate                                                5,433              24,925              19,226
         Other long-term investments                                                  1,140               3,276                 288
         Investment real estate                                                          --                  --               4,488
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                                (5,617,208)         (3,141,785)         (4,008,810)
               Held to maturity                                                    (145,919)            (70,532)           (114,494)
         Equity securities                                                           (2,274)             (4,594)             (4,697)
         Other long-term investments                                                   (409)                (51)               (657)
     Cash collateral for loaned securities, net                                     (70,085)            143,421                   -
     Securities sold under agreement to repurchase, net                              49,708                   -                   -
     Short-term investments, net                                                     75,771            (147,030)             58,186
                                                                                -----------         -----------         -----------
Cash Flows Used In Investing Activities                                            (195,579)           (218,140)            (14,562)
                                                                                -----------         -----------         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                                3,098,721           2,099,600             536,370
          Withdrawals                                                            (2,848,828)         (2,076,303)           (633,798)
                                                                                -----------         -----------         -----------
Cash Flows From (Used in) Financing Activities                                      249,893              23,297             (97,428)
                                                                                -----------         -----------         -----------
     Net increase (decrease) in Cash                                                 18,321              (2,408)             32,331
     Cash, beginning of year                                                         71,358              73,766              41,435
                                                                                -----------         -----------         -----------
CASH, END OF PERIOD                                                             $    89,679         $    71,358         $    73,766
                                                                                ===========         ===========         ===========

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes paid (received)                                               $    99,810         $    (7,904)        $    61,760
                                                                                ===========         ===========         ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


1.   BUSINESS

Pruco Life Insurance Company (the Company) is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company markets individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program (the Contracts) in all states and territories except the District of Columbia and Guam. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two wholly owned subsidiaries, Pruco Life Insurance Company of New Jersey (PLNJ) and The Prudential Life Insurance Company of Arizona (PLICA). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1997 or 1998 and at this time will not be issuing new business.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America (Prudential), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities. There are approximately 1,620 stock, mutual and other types of insurers in the life insurance business in the United States.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income."

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effects on deferred policy acquisition costs and on participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses. The allowance for losses is based upon a loan specific review and management's consideration of past results, current trends, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Impaired loans are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if the loan is collateral dependent.

Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

Policy loans are carried at unpaid principal balances.

Short-term investments, consists primarily of highly liquid debt instruments purchased with an original maturity of twelve months or less and are carried at amortized cost, which approximates fair value.

Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

Realized investment gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash

Cash  includes  cash  on  hand,   amounts  due  from  banks,  and  money  market
instruments.

Deferred Policy Acquisition Costs

The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

Acquisition costs related to interest-sensitive life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience. Amortization periods range from 15 to 30 years. For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

Securities loaned

Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% of the fair value of the securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position. Substantially all of the Company's securities loaned are with large brokerage firms.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities Sold Under Agreements to Repurchase

Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased is monitored and additional collateral is requested, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are
short-term  in  nature  (usually  30  days  or  less).   Securities  loaned  are
collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities

Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. Separate Account assets include common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition

Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Amounts received as payment for interest-sensitive life, individual annuities, and guaranteed investment contracts are reported as deposits to "Policyholders' account balances." Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition, interest earned from the investment of these account balances is reflected in "Net investment income." Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments

Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income."

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other Income

Other income consists primarily of asset management fees which are received by the Company from Prudential for services Prudential provides to the Prudential Series Fund, an underlying investment option of the Separate Accounts.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include futures, currency swaps, and options contracts and can be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to hedge market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All derivatives used by the Company are for other than trading purposes.

To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives must be evaluated at the inception of the hedge and throughout the hedge period.

When derivatives qualify as hedges, the changes in the fair value or cash flows of the derivatives and the hedged items are recognized in earnings in the same period. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the operating activities section in the Consolidated Statements of Cash Flows.

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements

In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain transactions, including repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of SFAS 125 did not have a material impact on the Company's results of operations, financial position and liquidity.

During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which was issued by the FASB in June 1997. This statement defines comprehensive income and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. Application of this statement did not change recognition or measurement of net income and, therefore, did not affect the Company's financial position or results of operations.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

On January 1, 1999,  the Company  adopted the  American  Institute  of Certified
Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 is not expected to have a material effect on the Company's financial position or results of operations.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement no later than January 1, 2000 and is currently assessing the effect of the new standard.

In  October,  1998,  the AICPA  issued  Statement  of  Position  98-7,  "Deposit
Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to current year presentation.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:

                                                                                                  1998
                                                                    ----------------------------------------------------------------
                                                                                        Gross             Gross
                                                                    Amortized         Unrealized        Unrealized        Estimated
                                                                       Cost             Gains             Losses          Fair Value
                                                                    ----------        ----------        ----------        ----------
                                                                                             (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and agencies                         110,294               864               318           110,840

Foreign government bonds                                                87,112             2,003               696            88,419

Corporate securities                                                 2,540,498            30,160             6,897         2,563,761

Mortgage-backed securities                                                 750               156                --               906
                                                                    ----------        ----------        ----------        ----------
Total fixed maturities available for sale                           $2,738,654        $   33,183        $    7,911        $2,763,926
                                                                    ==========        ==========        ==========        ==========

  Equity securities available for sale                              $    2,951        $      168        $      272        $    2,847
                                                                    ==========        ==========        ==========        ==========

  Fixed maturities held to maturity
  Corporate securities                                              $  410,558        $   11,287        $       --        $  421,845
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities held to maturity                           $  410,558        $   11,287        $       --        $  421,845
                                                                    ==========        ==========        ==========        ==========


                                                                                                  1997
                                                                    ----------------------------------------------------------------
                                                                                        Gross             Gross
                                                                    Amortized         Unrealized        Unrealized        Estimated
                                                                       Cost             Gains             Losses          Fair Value
                                                                    ----------        ----------        ----------        ----------
                                                                                             (In Thousands)
  Fixed maturities available for sale
  U.S. Treasury securities and obligations of
       U.S. government corporations and agencies                    $  177,691        $    1,231        $       20        $  178,902

  Foreign government bonds                                              83,889             1,118                19            84,988

  Corporate securities                                               2,263,898            36,857             2,017         2,298,738

  Mortgage-backed securities                                             1,076               180                32             1,224
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities available for sale                         $2,526,554        $   39,386        $    2,088        $2,563,852
                                                                    ==========        ==========        ==========        ==========

  Equity securities available for sale                              $    1,289        $      802        $      109        $    1,982
                                                                    ==========        ==========        ==========        ==========

  Fixed maturities held to maturity
  Corporate securities                                              $  338,848        $   11,427        $      219        $  350,056
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities held to maturity                           $  338,848        $   11,427        $      219        $  350,056
                                                                    ==========        ==========        ==========        ==========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1998 are shown below:

                                                     Available for Sale                         Held to Maturity
                                               --------------------------------        ---------------------------------
                                               Amortized         Estimated Fair         Amortized         Estimated Fair
                                                 Cost                Value                Cost                 Value
                                               ---------         --------------        ----------         --------------
                                                       (In Thousands)                          (In Thousands)
Due in one year or less                        $   72,931          $   73,254          $    3,036          $    3,064

Due after one year through five years           1,050,981           1,059,389             193,749             201,136

Due after five years through ten years          1,142,507           1,156,664             155,568             158,801

Due after ten years                               471,485             473,713              58,205              58,844

Mortgage-backed securities                            750                 906                  --                  --
                                               ----------          ----------          ----------          ----------
Total                                          $2,738,654          $2,763,926          $  410,558          $  421,845
                                               ==========          ==========          ==========          ==========


Actual maturities will differ from contractual maturities because, in certain circumstances, issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1998, 1997, and 1996 were $5,327.3 million, $2,796.3 million, and $3,667.1 million, respectively. Gross gains of $46.3 million, $18.6 million, and $22.1 million and gross losses of $14.1 million, $7.9 million, and $17.6 million were realized on those sales during 1998, 1997, and 1996, respectively.

Proceeds from the maturity of fixed maturities available for sale during 1998, 1997, and 1996 were $102.1 million, $32.4 million, and $219.2 million, respectively. During the years ended December 31, 1998, 1997, and 1996, there were no securities classified as held to maturity that were sold.

Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $2.8 million, $.1 million and $.1 million for the years 1998, 1997 and 1996, respectively.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The following table describes the credit quality of the fixed maturity portfolio, based on ratings assigned by the National Association of Insurance Commissioners ("NAIC") or Standard & Poor's Corporation, an independent rating agency as of December 31, 1998:

                                                              Available for Sale                          Held to Maturity
                                                       ------------------------------          -------------------------------------

                                                        Amortized        Estimated Fair         Amortized        Estimated Fair
                                                          Cost               Value                Cost               Value
                                                       ----------        --------------        ----------        --------------
                                                               (In Thousands)                          (In Thousands)
 NAIC      Standard & Poor's
  1          AAA to AA-                                $1,195,301          $1,211,995          $  180,070          $  186,683
  2          BBB+ to BBB-                               1,254,522           1,263,656             182,298             185,417
  3          BB+ to BB-                                   201,033             204,278              39,346              40,654
  4          B+ to B-                                      59,799              57,695               8,821               9,068
  5          CCC or lower                                  27,552              26,061                  --                  --
  6          In or near default                               447                 241                  23                  23
                                                       ----------          ----------          ----------          ----------
             Total                                     $2,738,654          $2,763,926          $  410,558          $  421,845
                                                       ==========          ==========          ==========          ==========


The fixed maturity portfolio consists largely of investment grade assets (rated "1" or "2" by the NAIC), with such investments accounting for 89% and 94% of the portfolio at December 31, 1998 and 1997, respectively, based on fair value. As of both of those dates, less than 1% of the fixed maturities portfolio was rated "6" by the NAIC, defined as public and private placement securities which are currently non-performing or believed subject to default in the near-term.

The Company continually reviews fixed maturities and identifies potential problem assets which require additional monitoring. The Company defines "problem" fixed maturities as those for which principal and/or interest payments are in default. The Company defines "potential problem" fixed maturities as assets which are believed to present default risk associated with future debt service obligations and therefore require more active management. At December 31, 1998 management identified $264.0 thousand of fixed maturity investments as problem or potential problem. An immaterial amount of problem or potential problem fixed maturities were identified in 1997.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31, 1998 and 1997.


                                            1998                 1997
                                    ------------------   -------------------
                                                (In Thousands)

     Office buildings               $    --        --    $ 4,607        20%

     Retail stores                    7,356        42%     8,090        35%

     Apartment complexes              5,988        35%     6,080        27%

     Industrial buildings             4,010        23%     4,010        18%
                                    ------------------   ------------------
           Net carrying value       $17,354       100%   $22,787       100%
                                    ==================   ==================

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The largest concentration of mortgage loans are in the states of Pennsylvania (35%), Washington (34%), and New Jersey (23%).

Special Deposits

Fixed maturities of $8.6 million and $8.3 million at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

Other Long-Term Investments

The Company's "Other long-term investments" of $1.0 million and $1.3 million as of December 31, 1998 and 1997, respectively, are comprised of joint ventures and limited parterships. The Company's share of net income from these entities was $.1 million, $2.2 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively, and is reported in "Net investment income."

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                               1998         1997         1996
                                            ---------    ---------    ---------
                                                      (In Thousands)

  Fixed maturities - available for sale     $ 179,184    $ 161,140    $ 152,445
  Fixed maturities - held to maturity          26,128       26,936       33,419
  Equity securities                                14           76           44
  Mortgage loans on real estate                 1,818        2,585        5,669
  Policy loans                                 40,928       37,398       33,449
  Short-term investments                       23,110       22,011       16,780
  Other                                         6,886       14,920       10,051
                                            ---------    ---------    ---------
  Gross investment income                     278,068      265,066      251,857
       Less:  investment expenses             (16,638)      (5,432)      (4,529)
                                            ---------    ---------    ---------
  Net investment income                     $ 261,430    $ 259,634    $ 247,328
                                            =========    =========    =========


Realized investment gains ,net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                               1998         1997         1996
                                            ---------    ---------    ---------
                                                      (In Thousands)

  Fixed maturities - available for sale     $  29,330    $   9,039    $   9,036
  Fixed maturities - held to maturity             487          821           --
  Equity securities                             3,489            8          781
  Mortgage loans on real estate                    --          797        1,677
  Derivative instruments                       12,414           --           --
  Other                                          (879)         309         (659)
                                            ---------    ---------    ---------

  Realized investment gains, net            $  44,841    $  10,974    $  10,835
                                            =========    =========    =========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)


Net Unrealized Investment Gains

Net unrealized investment gains on securities available for sale are included in the Consolidated Statement of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid double-counting in "Comprehensive income," items that are included as part of "Net income" for a period that also have been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                 1998            1997            1996
                                                                               --------        --------        --------
                                                                                            (In Thousands)
Net unrealized investment gains, beginning of year                             $ 17,129        $ 14,104        $ 32,056
Changes in net unrealized investment gains attributable to:
  Investments:
    Net unrealized gains on investments arising during the period                14,593          13,880         (20,405)
    Reclassification adjustment for gains included in net income                 22,799           6,680           6,165
                                                                               --------        --------        --------
    Change in net unrealized gains on investments, net of adjustments            (8,206)          7,200         (26,570)
Impact of net unrealized investment gains on:
  Policyholder's account balances                                                (1,063)          1,293          (2,467)
  Deferred policy acquisition costs                                               2,042          (5,468)         11,085
                                                                               --------        --------        --------
Change in net unrealized investment gains                                        (7,227)          3,025         (17,952)
                                                                               --------        --------        --------
Net unrealized investment gains, end of year                                   $  9,902        $ 17,129        $ 14,104
                                                                               ========        ========        ========


Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax (benefit) expense of $(8.2) million, $(7.6) million and $12.1 million for the years ended December 31, 1998, 1997 and 1996, respectively.

Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $12.8 million, $3.6 million and $3.8 million, respectively.

Policyholder's account balances reported in the above table are net of income tax (benefit) expense of $(.2) million, $.0 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively.

Deferred  policy  acquisition  costs in the above  tables  for the  years  ended
December 31, 1998, 1997 and 1996 are net of income tax (benefit) expense of $(1.1) million, $2.9 million and $(6.2) million, respectively.


4.   POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:

                                                     1998            1997
                                                   --------        --------
                                                        (In Thousands)

              Life insurance                       $506,249        $444,737
              Annuities                              28,350          27,723

                                                   --------        --------
                                                   $534,599        $472,460
                                                   ========        ========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


4.   POLICYHOLDERS' LIABILITIES (continued)

Life  insurance  liabilities  include  reserves  for  death  benefits.   Annuity
liabilities include reserves for immediate annuities.

The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                         Mortality             Interest Rate           Estimation Method
------------------------------    -------------------------     -------------        -----------------------
Life insurance - Domestic         Generally rates               2.5% to 7.5%         Net level premium based
                                  guaranteed in                                      on non-forfeiture
                                  calculating cash                                   interest rate
                                  surrender values

Life insurance - International    Generally rates               6.25% to 6.5%        Net level premium based
                                  guaranteed in                                      on the expected
                                  calculating cash                                   investment return
                                  surrender values

Individual immediate annuities    1983 Individual Annuity       6.25% to 11.0%       Present value of
                                  Mortality Table with                               expected future payment
                                  certain modifications                              based on historical
                                                                                     experience


Policyholders' account balances at December 31, are as follows:


                                                       1998         1997
                                                    ----------   ----------
                                                        (In Thousands)

              Interest-sensitive life contracts     $1,386,829   $1,345,089
              Individual annuities                   1,077,996    1,035,371
              Guaranteed investment contracts          231,366           --
                                                    ----------   ----------
                                                    $2,696,191   $2,380,460
                                                    ==========   ==========

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses, mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                       Interest Rate          Withdrawal / Surrender Charges
---------------------------------         --------------       ----------------------------------
Interest sensitive life contracts         4.0% to 6.5%         Various up to 10 years

Individual annuities                      3.0% to 5.6%         0% to 8% for up to 8 years

Guaranteed investment contracts           5.02% to 6.23%       Subject to market value withdrawal
                                                               provisions for any funds withdrawn
                                                               other than for benefit responsive
                                                               and contractual payments

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


5.   REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer, except for cases involving a novation. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Consolidated Statement of Operations for the year ended December 31 are below.


                                              1998        1997        1996
                                            --------    --------    --------
                                                     (In Thousands)

     Direct Premiums                        $ 65,423    $ 51,851    $ 53.776
         Reinsurance assumed                   1,395       1,369       1,128
         Reinsurance ceded - affiliated       (6,532)       (686)       (254)
         Reinsurance ceded - unaffiliated     (2,819)     (3,038)     (3,125)
                                            --------    --------    --------
     Premiums                               $ 57,467    $ 49,496    $ 51,525
                                            ========    ========    ========
     Policyholders' benefits ceded          $ 27,991    $ 25,704    $ 26,796
                                            ========    ========    ========


Reinsurance   recoverables,   included  in  "Other   assets"  in  the  Company's
Consolidated Statements of Financial Position, at December 31 include amounts recoverable on unpaid and paid losses and were as follows:


                                                         1998        1997
                                                        -------     -------
                                                           (In Thousands)

              Life insurance - affiliated               $ 6,481     $ 2,618
              Other reinsurance - affiliated             21,650      23,243
                                                        -------     -------
                                                        $28,131     $25,861
                                                        =======     =======

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


6.   EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1997 and the projected benefit obligation and related expenses at September 30, 1998 was not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company from Prudential in accordance with the service agreement described in Note 13.


7.   INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                                1998        1997        1996
                                              --------    --------    --------
                                                       (In Thousands)
        Current tax expense (benefit):
           U.S                                $ 67,272    $ 71,989    $ 59,489
           State and local                       2,496       1,337         703
           Foreign                                  --          --           4
                                              --------    --------    --------
           Total                                69,768      73,326      60,196
                                              --------    --------    --------


        Deferred tax expense (benefit):
           U.S                                  14,059     (11,458)     18,413
           State and local                         406          --         526
                                              --------    --------    --------
           Total                                14,465     (11,458)     18,939
                                              --------    --------    --------

         Total income tax expense             $ 84,233    $ 61,868    $ 79,135
                                              ========    ========    ========


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                1998        1997        1996
                                              --------    --------    --------
                                                       (In Thousands)

        Expected federal income tax expense   $ 82,668    $ 58,885    $ 79,925
        State and local income taxes             1,886         869         799
        Other                                     (321)      2,114      (1,589)
                                              --------    --------    --------
        Total income tax expense              $ 84,233    $ 61,868    $ 79,135
                                              ========    ========    ========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


7.   INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                          1998       1997
                                                        --------   --------
                                                          (In Thousands)
           Deferred tax assets
                Insurance reserves                      $ 93,564   $ 52,144
                                                        --------   --------
                Deferred tax assets                       93,564     52,144
                                                        --------   --------

           Deferred tax liabilities
                Deferred acquisition costs               224,179    167,128
                Net investment gains                      12,241     16,068
                Other                                      5,978      7,431
                                                        --------   --------
                Deferred tax liabilities                 242,398    190,627
                                                        --------   --------

           Net deferred tax liability                   $148,834   $138,483
                                                        ========   ========


Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed examinations of all consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


8.   EQUITY

Reconciliation of Statutory Surplus and Net Income

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona and New Jersey Departments of Banking and Insurance with net income and equity determined using GAAP.


                                          1998         1997         1996
                                        ---------    ---------    ---------
                                                  (In Thousands)
Statutory net income                    $ (33,097)   $  12,778    $  48,846

Adjustments to reconcile to net
  income on a GAAP basis:
     Statutory income of subsidiaries      18,953       18,553       25,001
     Deferred acquisition costs           202,375       38,003       48,862
     Deferred premium                       2,625        1,144        1,295
     Insurance liabilities                (24,942)      26,517       28,662
     Deferred taxes                       (14,465)      11,458      (18,939)
     Valuation of investments              20,077          506          365
     Other, net                           (19,564)      (2,585)      15,130
                                        ---------    ---------    ---------
GAAP net income                         $ 151,962    $ 106,374    $ 149,222
                                        =========    =========    =========





                                                 1998           1997
                                             -----------    -----------
                                                   (In Thousands)
  Statutory surplus                          $   931,164    $   853,130

  Adjustments to reconcile to equity
    on a GAAP basis:
       Valuation of investments                  117,254         97,787
       Deferred acquisition costs                861,713        655,242
       Deferred premium                          (15,625)       (14,817)
       Insurance liabilities                    (133,811)      (107,525)
       Deferred taxes                           (148,834)      (138,483)
       Other, net                                 41,371        160,183
                                             -----------    -----------
  GAAP stockholder's equity                  $ 1,653,232    $ 1,505,517
                                             ===========    ===========




9.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

Fixed maturities and Equity securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate

The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans

The estimated fair value of policy loans is calculated  using a discounted  cash
flow  model  based  upon  current  U.S.   Treasury  rates  and  historical  loan
repayments.

Policyholders' account balances

Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

Derivative financial instruments

The fair value of futures is estimated based on market quotes for a transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,:

                                                        1998                                   1997
                                          -------------------------------       ---------------------------------
                                            Carrying           Estimated          Carrying            Estimated
                                             Value            Fair Value            Value             Fair Value
                                          -----------         -----------       -------------         -----------
                                                                        (In Thousands)
Financial Assets:
     Fixed maturities:
          Available for sale              $ 2,763,926         $ 2,763,926         $ 2,563,852         $ 2,563,852
          Held to maturity                    410,558             421,845             338,848             350,056
     Equity securities                          2,847               2,847               1,982               1,982
     Mortgage loans                            17,354              19,465              22,787              24,994
     Policy loans                             766,917             806,099             703,955             703,605
     Short-term investments                   240,727             240,727             316,355             316,355
     Cash                                      89,679              89,679              71,358              71,358
     Separate Account assets               11,531,754          11,531,754           8,022,079           8,022,079

Financial Liabilities:
     Policyholders'
        account balances                  $ 2,696,191         $ 2,703,725         $ 2,380,460         $ 2,374,040
     Cash collateral for loaned
        securities                            123,044             123,044             143,421             143,421
     Separate Account liabilities          11,490,751          11,490,751           7,948,788           7,948,788
     Derivatives                                1,723               2,374                 653                 653

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Futures & Options

The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is estimated based on market quotes for a transaction with similar terms.

Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either generate new or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

For futures that meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional value of futures contracts was $40.8 million and $115.7 million at December 31, 1998 and 1997, respectively. The fair value of futures contracts was immaterial at December 31, 1998 and 1997.

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings. The fair value of options was immaterial at December 31, 1998, and there were no options in 1997.

Currency Derivatives

The Company uses currency swaps to reduce market risks from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Foreign currency translation adjustments". If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

As of December 31, 1998, the notional value of the swaps was $40.5 million with a fair value of ($2.3) million. There were no currency swaps at year end 1997.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. As of December 31, 1998, 47% of notional consisted of interest rate derivatives, 47% of notional consisted of foreign currency derivatives, and 6% of notional consisted of equity derivatives.


11.  CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.


12.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1998, the Company would not be permitted a dividend distribution in 1998.


13.  RELATED PARTY TRANSACTIONS

Service Agreements

Prudential and Pruco Life operate under service and lease agreements whereby services of officers and employees (except for those agents employed by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. The net cost of these services allocated to the Company were $269.9 million, $139.5 million and $101.7 million for the years ended December 31, 1998, 1997, and 1996, respectively. These costs are treated in a manner consistent with the Company's policy on deferred acquisition costs.

Prudential and Pruco Life have an agreement with respect to administrative services for the Prudential Series Fund. The Company invests in the various portfolios of the Series Fund through the Separate Accounts. Under this agreement, Prudential pays compensation to Pruco Life in the amount equal to a portion of the gross investment advisory fees paid by the Prudential Series Fund. The Company received from Prudential its allocable share of such compensation in the amount of $40.1 million, $29.4 million and $19.1 million during 1998, 1997 and 1996, respectively, recorded in other income.

Reinsurance

The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1998, 1997, and 1996.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


13.  RELATED PARTY TRANSACTIONS (continued)

Debt Agreements

In July 1998, the Company established a revolving line of credit facility of up to $300 million with Prudential Funding Corporation, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 1998.

                       Report of Independent Accountants
                       ---------------------------------



To the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

      Variable Life
       Insurance

      Variable Life Insurance was issued
      by Pruco Life Insurance Company,
      213 Washington Street, Newark, NJ
      07102-2992 and offered through
      Pruco Securities Corporation, 751
      Broad Street, Newark, NJ
      07102-3777, both subsidiaries of
      The Prudential Insurance Company of
      America, 751 Broad Street, Newark,
      NJ 07102-3777.








[PRUDENTIAL LOGO]



      Pruco Life Insurance Company
      213 Washington Street, Newark, NJ 07102-2992
      Telephone: 800 778-2255

      VLI-1 Ed. 5/99 CAT# 646964K

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company represents that the fees and charges deducted under the variable life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company.

                       UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 ET SEQ. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 81 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:


    1.  PricewaterhouseCoopers LLP, independent accountants.


    2.  Clifford E. Kirsch, Esq.
    3.  Nancy D. Davis, FSA, MAAA


The following exhibits:

    1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

       A. (1)   Resolution of Board of Directors of Pruco Life Insurance
                Company establishing the Pruco Life Variable Insurance
                Account. (Note 6)
          (2)   Not Applicable.
          (3)   Distributing Contracts:
                (a)    Distribution Agreement between Pruco Securities
                       Corporation and Pruco Life Insurance Company, as amended
                       June 1, 1984. (Note 6)
                (b)    Proposed form of Agreement between Pruco Securities
                       Corporation and independent brokers with respect to the
                       Sale of the Contracts. (Note 6)
                (c)    Schedules of Sales Commissions. (Note 6)
          (4)   Not Applicable.
          (5)   (a)    Variable Life Insurance Contract. (Note 6)
                (b)    Illustrative Tabular Cash Values. (Note 6)
                (c)    Copy of Colorado and North Dakota VL-83 Endorsement to
                       the Variable Life Insurance Contract. (Note 6)
                (d)    Copy of the Oklahoma VL-83 Endorsement to the Variable
                       Life Insurance Contract. (Note 6)
                (e)    Copy of South Carolina VL-83 Endorsement to the
                       Variable Life Insurance Contract. (Note 6)
                (f)    Copy of Alternate Copy face page for Pennsylvania and
                       Maryland to the Variable Life Insurance Contract.
                       (Note 6)
                (g)    Copy of Illinois Notice PLI 3 to the Variable Life
                       Insurance Contract. (Note 6)
                (h)    Copy of North Carolina Endorsement PLI 16 to the Variable
                       Life Insurance Contract. (Note 6)
                (i)    Copy of North Carolina Endorsement PLI 17 to the Variable
                       Life Insurance Contract. (Note 6)
                (j)    Copy of Missouri Endorsement PLI 18 to the Variable Life
                       Insurance Contract. (Note 6)
                (k)    Copy of Texas Endorsement PLI 21 to the Variable Life
                       Insurance Contract. (Note 6)
                (l)    Copy of Florida Endorsement PLI 35 to the Variable Life
                       Insurance Contract. (Note 6)
                (m)    Copy of Rhode Island Endorsement PLI-47 to the Variable
                       Life Insurance Contract. (Note 6)

                (n)    Copy of Maryland Endorsement PLI 48 to the Variable Life
                       Insurance Contract.
                       (Note 6)
                (o)    Copy of Minnesota Endorsement PLI 50 to the Variable Life
                       Insurance Contract. (Note 6)
                (p)    Copy of Endorsement PLI 28 to the Variable Life Insurance
                       Contract used in all states except New York and New
                       Jersey. (Note 6)
                (q)    Copy of Endorsement PLI 73 to the Variable Life Insurance
                       Contract used in all states except New York and New
                       Jersey. (Note 6)
                (r)    Copy of Pennsylvania Endorsement PLI 86 to the Variable
                       Life Insurance Contract. (Note 6)
                (s)    Copy of Texas Endorsement PLI 90 to the Variable Life
                       Insurance Contract. (Note 6)
                (t)    Copy of Iowa Endorsement PLI 97 to the Variable Life
                       Insurance Contract. (Note 6)
                (u)    Copy of Endorsement PLI 99 to the Variable Life Insurance
                       Contract used in all states except New York and New
                       Jersey. (Note 6)
                (v)    Copy of Virginia jacket to the Variable Life Insurance
                       Contract. (Note 6)
                (w)    Copy of page 9 to the Variable Life Insurance
                       Contract--Virginia Issues. (Note 6)
                (x)    Copy of page 11 to the Variable Life Insurance
                       Contract--West Virginia Issues. (Note 6)
                (y)    Copy of page 13 to the Variable Life Insurance
                       Contract--Virginia Issues. (Note 6)
                (z)    Copy of page 13 to the Variable Life Insurance Contract
                       for use with variable loan interest rate
                       provision--Kentucky Issues. (Note 6)
                (aa)   Copy of Endorsement PLI 25 to the Variable Life Insurance
                       Contract for use in all states except New York and New
                       Jersey. (Note 6)
                (bb)   Copy of Endorsement PLI 104 to the Variable Life
                       Insurance Contract for use in Pennsylvania. (Note 6)
                (cc)   Copy of Endorsement PLI 134 to the Variable Life
                       Insurance Contract for use in all states except New York
                       and New Jersey. (Note 6)
                (dd)   Notice of Consumer Information for use in  Illinois.
                       (Note 6)
                (ee)   Complaint Procedure Notice for use in Texas. (Note 6)
                (ff)   Certification of  right to convert Variable Life
                       Insurance Contract for use in Pennsylvania. (Note 6)
                (gg)   Copy of Endorsement PLI 168-85 to the Variable Life
                       Insurance Contract for use in all states except New York
                       and New Jersey (Note 6)
          (6)   (a)    Articles of Incorporation of Pruco Life Insurance
                       Company, as amended October 19, 1993. (Note 4)
                (b)    By-laws of Pruco Life Insurance Company, as amended May
                       6, 1997. (Note 7)
          (7)   Not Applicable.
          (8)   Not Applicable.
          (9)   Not Applicable.
         (10)   (a)    Application Form for Variable Life Insurance Contract.
                       (Note 6)
                (b)    Supplement to the Application for Variable Life
                       Insurance Contract.  (Note 6)
                (c)    Application Form for Variable Life Insurance
                       Contract--Maryland issues. (Note 6)
                (d)    Application Form for Variable Life Insurance
                       Contract--Connecticut issues. (Note 6)
                (e)    Application Form for Variable Life Insurance
                       Contract--Missouri issues. (Note 6)
                (f)    Application Form for Variable Life Insurance
                       Contracts--Pennsylvania and South Carolina issues.
                       (Note 6)
         (11) Form of Notice of Withdrawal Right. (Note 6)
         (12) Memorandum describing Pruco Life's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)
                (12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13) (v)(B). (Note 6)
         (13)   Available Contract Riders.
                (a)    Rider for Insured's Waiver of Premium Benefit. (Note 6)
                (b)    Rider for Insured's Accidental Death Benefit. (Note 6)
                (c)    Rider for Term Insurance Benefit on Life of
                       Insured-Decreasing Amount. (Note 6)
                (d)    Rider for Option to Purchase Additional Insurance on
                       Life of Insured. (Note 6)
                (e)    Rider for Interim Term Insurance Benefit. (Note 6)
                (f)    Rider for Term Insurance Benefit on Life of Insured
                       Spouse-Decreasing Amount. (Note 6)
                (g)    Rider for Level Term Insurance Benefit on  Dependent
                       Children. (Note 6)
                (h)    Rider for Impaired Eyesight. (Note 6)
                (i)    Rider for Insured's Waiver of Premium Benefit. (Note 6)
                (j)    Rider for Insured's Accidental Death Benefit. (Note 6)
                (k)    Rider for Aviation Risk Exclusion.  (Note 6)

                (l)    Rider for Aviation Risk Exclusion. (Note 6)
                (m)    Rider for Military Aviation Risk Exclusion. (Note 6)
                (n)    Rider for Military Aviation Risk Exclusion. (Note 6)
                (o) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
                (p)    Rider for Insured's Waiver of Premium Benefit. (Note 6)
                (q)    Rider for Insured's Waiver of Premium Benefit. (Note 6)
                (r)    Rider for Insured's Accidental Death Benefit. (Note 6)
                (s)    Rider for Insured's Accidental Death Benefit. (Note 6)
                (t)    Rider for Insured's Accidental Death Benefit. (Note 6)
                (u) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
                (v) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
                (w)    Rider for Reduced Paid-Up Insurance. (Note 6)
                (x)    Rider for Exempting Child from Reinstatement. (Note 6)
                (y)    Rider Defining Incontestable Period. (Note 6)
                (z) Rider for Modification of Insured's Waiver of Premium Benefit Provision. (Note 6)
                (aa)   Rider for Termination of Benefit. (Note 6)
                (bb)   Rider for Aviation Risk Exclusion. (Note 6)
                (cc)   Rider for Military Aviation Risk Exclusion. (Note 6)
                (dd)   Rider for War Risk Exclusion. (Note 6)
                (ee)   Rider Defining Incontestable Period. (Note 6)
                (ff)   Rider for Suicide Provision. (Note 6)
                (gg)   Rider Defining Incontestable Period. (Note 6)
                (hh)   Rider for Aviation Risk Exclusion. (Note 6)
                (ii)   Rider for Military Aviation Risk Exclusion.(Note 6)
                (jj)   Rider for Level Term Benefit on  Dependent Children.
                       (Note 6)
                (kk)   Rider for Insured's Waiver of Premium Benefit. (Note 6)
                (ll)   Rider for Insured's Accidental Death Benefit. (Note 6)
                (mm)   Rider for Ownership and Control. (Note 6)
                (nn)   Rider for Ownership and Control. (Note 6)
                (oo)   Rider for Applicant's Waiver of Premium Benefit. (Note 6)
                (pp)   Rider for Applicant's Waiver of Premium Benefit. (Note 6)
                (qq)   Rider for Applicant's Waiver of Premium Benefit. (Note 6)
                (rr)   Rider for Applicant's Waiver of Premium Benefit. (Note 6)
                (ss)   Rider for Applicant's Waiver of Premium Benefit. (Note 6)
                (tt)   Rider for Applicant's Waiver of Premium Benefit. (Note 6)
                (uu)   Rider for Level Term Benefit on Insured for use in
                       West Virginia. (Note 6)
                (vv) Rider for Level Term Benefit on Insured for use in all states except West Virginia. (Note 6)
                (ww) Rider permitting Special Premium Remittance Plan for use in all states except New York, New Jersey and Pennsylvania. (Note 6)
                (xx) Rider for Variable Loan Interest Rate for use in all states except New York, New Jersey, and Michigan.
                       (Note 6)
                (yy)   Rider for Variable Loan Interest Rate for use in
                       Michigan  (Note 6)
                (zz) Ride permitting Special Premium Remittance Plan for use in Pennsylvania. (Note 6)
                (aaa) Rider for Decreasing Term Insurance Benefit for use in West Virginia. (Note 6)
                (bbb) Rider for Decreasing Term Insurance Benefit for use in all states except New York, New Jersey and West Virginia. (Note 6)
                (ccc) Rider for Decreasing Term Insurance Benefit on life of Insured Spouse for use in all states except New York, New
                       Jersey, South Carolina and West Virginia. (Note 6)
                (ddd)  Rider for Decreasing Term Insurance  Benefit on life of
                       Insured Spouse for use in South Carolina. (Note 6)
                (eee)  Rider for Decreasing Term Insurance  Benefit on life of
                       Insured Spouse for use in West Virginia. (Note 6)
                (fff) Rider for Variable Loan Interes Rat for use in Michigan. (Note 6)
                (ggg) Rider for Variable Loan Interest Rate for use in South Carolina. (Note 6)
                (hhh) Rider for Variable Loan Interest Rate for use in all states except New York, New Jersey, Michigan and South Carolina. (Note 6)
                (iii) Rider providing Options on Lapse for use in all states except New York and New Jersey. (Note 6)
                (jjj) Rider for Variable Reduced Paid-Up Insurance for use in all states except New York and New Jersey. (Note 6)

                (kkk)  Living Needs Benefit Rider for use in Florida. (Note 4)
                (lll) Living Needs Benefit Rider for use in all approved jurisdictions except Florida.
                       (Note 4)

    2. See Exhibit 1.A.(5).

    3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

    4. None.

    5. Not Applicable.

    6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

    7. Powers of Attorney.


       (a)   William M. Bethke, Ira J. Kleinman,
             Esther H. Milnes, I. Edward Price (Note 2)
       (b)   Kiyofumi Sakaguchi (Note 3)


       (c)   James J. Avery, Jr.(Note 8)


       (d)   Dennis G. Sullivan (Note 5)



(Note 1)     Filed herewith.

(Note 2) Incorporated by reference to Form 10-K, Registration No. 33-08698, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6, Registration No. 33-49994, filed April 28, 1997 on behalf of the Pruco Life PRUvider Variable Appreciable Account.

(Note 4) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.


(Note 5) Incorporated by reference to Post-Effective Amendment No. 6 to Form S-1, Registration No. 33-86780, filed April 16, 1999 on behalf of the Pruco Life Variable Contract Real Property Account.


(Note 6) Incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, filed April 30, 1997.

(Note 7) Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Insurance Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 23rd day of April, 1999.


(Seal)                    PRUCO LIFE VARIABLE INSURANCE ACCOUNT
                                  (Registrant)

                        By: PRUCO LIFE INSURANCE COMPANY
                                   (Depositor)




Attest:    /s/ THOMAS C. CASTANO              By:   /s/ ESTHER H. MILNES
        ---------------------------              --------------------------
            Thomas C. Castano                        Esther H. Milnes
            Assistant Secretary                         President












Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 26 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 23rd day of April, 1999.






            SIGNATURE AND TITLE
            -------------------


/s*
-----------------------------------------
          Esther H. Milnes
       President and Director

/s/*
----------------------------------------

         Dennis G. Sullivan
 Vice President and Chief Accounting
 Officer


/s/*
----------------------------------------
        James J. Avery, Jr.
           Director

/s/*                                         *By:    /s/  THOMAS C. CASTANO
-----------------------------------------        ------------------------------
        William M. Bethke                                Thomas C. Castano
           Director                                      (Attorney-in-Fact)


/s/*
-----------------------------------------
           Ira J. Kleinman
             Director


/s/*
----------------------------------------
         I. Edward Price
            Director

/s/*
----------------------------------------
        Kiyofumi Sakaguchi
           Director

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 26 to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 19, 1999, relating to the financial statements of the Pruco Life Variable Insurance Account, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated February 26, 1999, relating to the consolidated financial statements of Pruco Life Insurance Company and Subsidiaries which appears in such Prospectus.

We also consent to the reference to us under the heading "Experts" in the Prospectus.




PricewaterhouseCoopers LLP

New York, New York
April 23, 1999

                                  EXHIBIT INDEX




     Consent of PricewaterhouseCoopers LLP, Page independent
     accountants.                                                     Page II-7

3.   Opinion and Consent of Clifford E. Kirsch, Esq., as
     to the legality of the securities being registered.              Page II-9

6.   Opinion and Consent of Nancy D. Davis, FSA, MAAA,
     as to actuarial matters pertaining to the securities
     being registered.                                                Page II-10